Exhibit (m)
                              LEASE AND AGREEMENT

                                    Between

                      CLINTON STREET LIMITED PARTNERSHIP,
                                   as Lessor

                                      And

                  LINCOLN NATIONAL PENSION INSURANCE COMPANY,
                                   as Lessee

                           Dated as of August 1, 1984


                Location of Leased Premises: 1700 Magnavox Way
                                             Fort Wayne, IN 46804

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
 l. Demise of Premises  . . . . . . . . . . . . . . . . . . . . . . . .     1
 2. Title and Condition . . . . . . . . . . . . . . . . . . . . . . . .     1
 3. Use of Leased Premises; Quiet Enjoyment . . . . . . . . . . . . . .     2
 4. Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2
 5. Rent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
 6. Net Lease; Non-Terminability. . . . . . . . . . . . . . . . . . . .     4
 7. Taxes and Assessments; Compliance with Law. . . . . . . . . . . . .     6
 8. Liens; Grants of Easements. . . . . . . . . . . . . . . . . . . . .     7
 9. Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . .     9
10. Maintenance and Repair. . . . . . . . . . . . . . . . . . . . . . .    10
11. Alterations and Additions . . . . . . . . . . . . . . . . . . . . .    11
12. Condemnation. . . . . . . . . . . . . . . . . . . . . . . . . . . .    13
13. Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    20
14. Casualty  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    23
15. Reimbursement for Alterations and Additions;
      Purchase of Unimproved Land . . . . . . . . . . . . . . . . . . .    28
16. Procedure Upon Purchase . . . . . . . . . . . . . . . . . . . . . .    34
17. Assignment and Subletting . . . . . . . . . . . . . . . . . . . . .    35
18. Permitted Contests. . . . . . . . . . . . . . . . . . . . . . . . .    36
19. Conditional Limitations; Default Provision. . . . . . . . . . . . .    37
20. Additional Rights of Lessor . . . . . . . . . . . . . . . . . . . .    43
21. Notices, Demands and Other Instruments. . . . . . . . . . . . . . .    44
22. Estoppel Certificates; Consents and Financial Statements. . . . . .    45
23. No Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    46
24. Surrender . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    46
25. Separability  . . . . . . . . . . . . . . . . . . . . . . . . . . .    47
26. Binding Effect. . . . . . . . . . . . . . . . . . . . . . . . . . .    47
27. Table of Contents, Headings . . . . . . . . . . . . . . . . . . . .    47
28. Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . .    48
29. Certain Definitions . . . . . . . . . . . . . . . . . . . . . . . .    48
30. Lessee's Options; Right of First Refusal  . . . . . . . . . . . . .    50
31. Schedules . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    51

SCHEDULE A - Property Description and Permitted Exceptions
SCHEDULE B - Basic Rent Payments
SCHEDULE C - Computation of Purchase Prices

        LEASE AND AGREEMENT, dated as of August 1, 1984 (this Lease) between CLINTON STREET LIMITED PARTNERSHIP, an Indiana limited partnership (herein, together with its successor and assigns, called Lessor), having an address c/o Dean Witter Realty Inc., 130 Liberty Street, New York, New York 10006 and LINCOLN NATIONAL PENSION INSURANCE COMPANY, an Indiana corporation (herein, together with any corporation succeeding thereto by consolidation, merger or acquisition of all or substantially all its assets, called Lessee), having an address 1300 South Clinton Street, Fort Wayne, Indiana 46801. Certain words or phrases having initial capitals have the meanings set forth in paragraph 29.


         1. Demise of Premises. In consideration of the rents and covenants herein stipulated to be paid and performed, Lessor hereby demises and lets to Lessee, and Lessee hereby lets from Lessor, for the terms herein described, the premises (herein called the Leased Premises) consisting of (i) the land described in Schedule A hereto (herein called the Land Parcel), (ii) all buildings, structures and other improvements thereon, including all building equipment and fixtures, if any, owned by Lessor (herein collectively called the Improvements), but excluding trade equipment, fixtures and other personal property owned by Lessee and Lessee's Improvements (as hereinafter defined in paragraph ll(c)), and (iii) all easements, rights and appurtenances relating thereto, all upon the terms and conditions herein specified.

         2. Title and Condition. The Leased Premises are demised and let subject to (a) the rights of any parties in possession and the existing state of the title as of the commencement of the term of this Lease, (b) any state of facts which an accurate survey or physical inspection thereof might show,
(c) all zoning regulations, restrictions, rules and ordinances, building restrictions and other laws and regulations now in effect or hereafter adopted by any governmental authority having jurisdiction, and (d) the condition of any buildings, structures and other improvements located thereon, as of the commencement of the term of this Lease, without representation or warranty by Lessor. Lessee represents that it has examined the title to and the condition of the Leased Premises and has found the same to be satisfactory.

         3. Use of Leased Premises; Quiet Enjoyment. (a) Lessee may occupy and use the Leased Premises for any lawful purpose.

     (b) If and so long as Lessee shall observe and perform all covenants, agreements and obligations required to be observed and performed by it hereunder, Lessor covenants that it will not and will not permit any party claiming by, through or under Lessor, to interfere with the peaceful and quiet possession and enjoyment of the Leased Premises by Lessee; provided, that Lessor and its agents may, upon prior notice to Lessee (unless Lessor has reason to believe a default or Event of Default hereunder has occurred, in which case no such notice shall be necessary), enter upon and examine the Leased Premises at reasonable times. Lessee shall have the right to accompany Lessor and its agents during any such examination of the Leased Premises. Any failure by Lessor to comply with the foregoing warranties shall not give Lessee any right to cancel or terminate this Lease, or to abate, reduce or make deduction from or offset against any Basic Rent, as hereinafter defined, or additional rent or other sum payable under this Lease, or to fail to perform or observe any other covenant, agreement or obligation hereunder.

         4. Terms. Subject to the terms and conditions hereof, Lessee shall have and hold the Leased Premises for (a) an interim term (herein called the Interim Term) commencing on August 30, 1984 and ending at midnight on August 31, 1984; and (b) a primary term (herein called the Primary Term) commencing on September 1, 1984, and ending at midnight on August 31, 2009. Thereafter,

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Lessee shall have the rights and options to extend this Lease for 6 consecutive extended terms of 5 years each (herein called Extended Terms, and together with the Interim Term and the Primary Term, called the Term) unless this Lease shall be sooner terminated pursuant to the provisions hereof. Each such Extended Term shall commence on the day immediately succeeding the expiration date of the preceding Primary Term or Extended Term, as the case may be, and shall end at midnight on the day immediately preceding the fifth anniversary of the first day of such Extended Term. Each such option to extend this Lease shall conclusively be deemed to have been exercised by Lessee unless Lessee shall give written notice to the contrary to Lessor at least three hundred sixty-five days prior to the end of the then Term of this Lease. No instrument of renewal need be executed, provided that no Extended Term shall take effect unless this Lease is in full force and effect and no default or Event of Default exists and is continuing immediately prior to the commencement thereof. If Lessee gives notice of its intention not to extend this Lease, the term of this Lease shall terminate at the end of the then Term of this Lease and Lessee shall have no further option to extend this Lease.
If Lessee gives such notice not to extend this Lease, then Lessor shall have the right during the remainder of the Term of this Lease to advertise the availability of the Leased Premises for sale or reletting and to erect upon the Leased Premises signs appropriate for the purpose of indicating such availability, provided that such signs do not unreasonably interfere with the use of the Leased Premises by Lessee. The phrase "Term of this Lease" or "Term hereof" means the Interim Term and the Primary Term, plus any Extended Term with respect to which the right to extend has been exercised.

         5. Rent. (a) Lessee covenants to pay to Lessor, as instalments of rent for the Leased Premises during the Term of this Lease, the amounts set forth in Schedule B hereto (herein called the Basic Rent) on the dates set forth in said Schedule (herein called the Basic Rent Payment Dates), and to pay in immediately available funds the same at Lessor's address set forth above or at such other place within the continental United States and/or to such other person as Lessor from time to time may designate to Lessee in writing, in lawful money of the United States of America.

         (b) Lessee covenants that all other amounts, liabilities and obligations which Lessee assumes or agrees to pay or discharge pursuant to this Lease (except amounts payable as the purchase price for the Leased Premises or any part thereof pursuant to any provision of this Lease and amounts payable as liquidated damages pursuant to paragraph l9(j) or paragraph l9(g)), together with every fine, penalty, interest and cost which may be added for nonpayment or late payment thereof, shall constitute additional rent hereunder. In the event of any failure by Lessee to pay or discharge any of the foregoing, Lessor shall have all rights, powers and remedies provided herein or by law in the case of nonpayment of Basic Rent. Lessee also covenants to pay to Lessor on demand as such additional rent (A) interest at the rate of 18.00% per annum (or the maximum not prohibited by law, whichever is less), calculated on the basis of a 360-day year of twelve equal months, on all overdue instalments of Basic Rent from the due date thereof (without regard to any grace period) until paid in full and (B) interest at the rate of 16.00% per annum (calculated as set forth in clause (A) above) on all overdue amounts relating to any other aspects of additional rent arising out of obligations which Lessor shall have paid on behalf of Lessee from the date of such payment by Lessor until paid in full.

         6. Net Lease; Non-Terminability. (a) This is an absolutely net lease and the Basic Rent, additional rent and all other sums payable hereunder by Lessee, whether as the purchase price for the Leased Premises or otherwise, shall be paid without notice (except as expressly provided herein), demand, set-off, counterclaim, abatement, suspension, deduction or defense.

        (b) Any present or future law to the contrary notwithstanding, this Lease shall not terminate, nor shall Lessee have any right to terminate this Lease (except as otherwise expressly provided herein), nor shall Lessee be entitled to any abatement or reduction of rent hereunder (except as otherwise expressly provided herein), nor shall the obligations of Lessee under this Lease be affected, by reason of (i) any damage to or destruction of all or any part of the Leased Premises from whatever cause, (ii) the taking of the Leased Premises or any portion thereof by condemnation, requisition or otherwise, (iii) the prohibition, limitation or restriction of Lessee's use of all or any part of the Leased Premises, or any interference with such use, (iv) any eviction by paramount title or otherwise, (v) Lessee's acquisition or ownership of all or any part of the Leased Premises otherwise than as expressly provided in paragraphs 12(b), 14(c) or 15 herein, (vi) any default on the part of Lessor under this Lease, or under any other agreement to which Lessor and Lessee may be parties, (vii) the failure of Lessor to deliver possession of the Leased Premises on the commencement of the Term hereof or (viii) any other cause whether similar or dissimilar to the foregoing. It is the intention of the parties hereto that the obligations of Lessee hereunder shall be separate and independent covenants and agreements, that the Basic Rent, additional rent and all other sums payable by Lessee hereunder shall continue to be payable in all events and that the obligations of Lessee hereunder shall continue unaffected, unless the requirement to pay or perform the same shall have been terminated pursuant to an express provision of this Lease.

        (c) Lessee agrees that it will remain obligated under this Lease in accordance with its terms, and that it will not take any action to terminate, rescind or avoid this Lease, notwithstanding (i) the bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, or winding-up or other proceeding affecting Lessor or its successor in interest,
(ii) any action with respect to this Lease which may be taken by any trustee or receiver of Lessor or its successor in interest or by any court in any such proceeding.

         (d) Lessee waives all rights which may now or hereafter be conferred by law (i) to quit, terminate or surrender this Lease or the Leased Premises or any part thereof, or (ii) to abate, suspend, defer or reduce the Basic Rent, additional rent or any other sums payable under this Lease, except as otherwise expressly provided herein.

         7. Taxes and Assessments; Compliance with Law. (a) Lessee shall pay or discharge each of the following items on or prior to the last day on which such items may be paid without interest or penalty: (i) all Impositions; (ii) all transfer taxes, recording fees and similar charges payable in connection with a conveyance hereunder to Lessee; (iii) all gross receipts or similar taxes imposed or levied upon, assessed against or measured by the Basic Rent, additional rent or any other sums payable by Lessee hereunder or levied upon or assessed against the Leased Premises, to the extent that such tax, assessment or other charge would be payable if the Leased Premises were the only property of Lessor subject thereto, and (iv) any tax, assessment, charge or levy of any nature whatsoever imposed or levied upon or assessed against Lessor or the Leased Premises in substitution for or in place of an Imposition. Lessee shall not be required to pay any franchise, corporate, estate, inheritance, succession, transfer, income, excess profits, or revenue

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taxes of Lessor which are not described in the preceding sentence. Lessee agrees to furnish to Lessor, within thirty days after written demand therefor, evidence of all payments due under this paragraph 7(a). In the event that any Imposition levied or assessed against the Leased Premises and payable by Lessee becomes due and payable during the Term hereof and may legally be paid in instalments, Lessee may pay such Imposition in instalments and shall be liable only for those instalments which become due and payable during the Term hereof.

         (b) Lessee shall, at its expense, comply with and shall cause the Leased Premises to comply with, in all material respects, all governmental statutes, laws, rules, orders, regulations and ordinances the failure to comply with which at any time would affect the Leased Premises or any part thereof, or the use thereof, including those which require the making of any structural, unforeseen or extraordinary changes, whether or not any of the same involve a change of policy on the part of the body enacting the same (collectively, the Legal Requirements). Lessee shall, at its expense, comply with all Required Insurance (as defined in paragraph 13), and with the provisions of all contracts, agreements, instruments and restrictions existing at the commencement of the Term of this Lease or thereafter suffered or permitted by Lessee affecting the Leased Premises or any part thereof or the ownership, occupancy or use thereof.

         8. Liens; Grants of Easements. (a) Lessee will not, directly or indirectly, create or permit to be created or to remain, and will promptly remove and discharge, at its expense, any mortgage, lien, encumbrance or charge on, pledge of, or conditional sale or other title retention agreement with respect to, the Leased Premises or any part thereof or Lessee's interest therein or the Basic Rent, additional rent or other sums payable by Lessee

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under this Lease, other than (1) any encumbrances permitted by the Senior
Permitted Mortgage described in Paragraph 29(j), (2) any mortgage, lien, encumbrance or other charge, pledge, conditional sale or other title retention agreement created by or resulting from any act or failure to act of Lessor or any agent or assignee of Lessor without the agreement of Lessee and (3) any encumbrance or charge permitted in subparagraph (b) below. Nothing contained in this Lease shall be construed as constituting the consent or request, expressed or implied, by Lessor to the performance of any labor or services or the furnishing of any materials for any construction, alteration, addition, repair or demolition of all of the Leased Premises or any part thereof by any contractor, subcontractor, laborer, materialman or vendor. Notice is hereby given that Lessor will not be liable for any labor, services or materials furnished or to be furnished to Lessee, or to anyone holding the Leased Premises or any part thereof, and that no mechanic's or other liens for any such labor, services or materials shall attach to or affect the interest of Lessor in and to the Leased Premises.

         (b) Lessor hereby appoints Lessee its agent and attorney-in-fact and authorizes Lessee (i) to grant easements, licenses, rights-of-way and other rights and privileges in the nature of easements, (ii) to release existing easements and appurtenances which are for the benefit of the Leased Premises,
(iii) to grant party wall rights for the benefit of any land adjoining the Land Parcel and (iv) to execute and deliver any instrument necessary or appropriate to confirm such grants, releases or consents to any person, with or without consideration (in each case, however, only upon compliance with the provisions of the Senior Permitted Mortgage), provided, that (x) such grant, release or consent shall not materially impair the use of the Leased Premises or materially reduce their value, and (y) the consideration, if any, received by Lessee for such grant, release or consent shall be paid to Lessor and applied pursuant to paragraph 12(c), as if such consideration were a Net Award from an event of Condemnation. Lessee agrees that Lessee will remain obligated under the terms of this Lease to the same extent as if such action had not been taken, and that Lessee will perform all obligations of the grantor, releasor or transferor under any such instrument.

         9. Indemnification. Lessee shall defend all actions or claims against Lessor, or any partner of Lessor, or any assignee of Lessor, or any partner, officer, director or shareholder of any assignee of Lessor (collectively, the Indemnified Parties) with respect to, and shall pay, protect, indemnify and save harmless the Indemnified Parties from and against any and all liabilities, losses, damages, costs, expenses (including all reasonable attorney's fees and expenses of the Indemnified Parties), causes of action, suits, claims, demands or judgments of any nature whatsoever (i) arising from any injury to, or the death of, any person or any damage to property on the Leased Premises or upon adjoining sidewalks, streets or ways, in any manner growing out of or connected with the use, non-use, condition or occupation of the Leased Premises or any part thereof or resulting from the condition thereof or of adjoining sidewalks, streets or ways, so long as not occasioned by the affirmative act of Lessor, its agents, servants, employees or assigns, and/or (ii) arising from violation by Lessee of any agreement or condition of this Lease, or any contract or agreement to which Lessee is a party or any restriction, law, ordinance or regulation, in each case affecting the Leased Premises or any part thereof or the ownership, occupancy or use thereof, so long as not occasioned by the intentional fault of Lessor, its agents, servants, employees or assigns. If Lessor or any other Indemnified Party shall be made a party to any such litigation commenced against Lessee,

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and if Lessee, at its expense, shall fail to provide Lessor or any other such
Indemnified Party with counsel (upon Lessor's or such Indemnified Party's request) approved by Lessor or such Indemnified Party, as the case may be, which approval shall not be unreasonably withheld, Lessee shall pay all costs and reasonable attorneys' fees and expenses incurred or paid by Lessor or any other such Indemnified Party in connection with such litigation. Lessor shall give prompt written notice to Lessee of any claim asserted against Lessor, but to Lessor's knowledge not also asserted against Lessee, which, if sustained, may result in liability of Lessee hereunder, but failure on the part of Lessor to give such notice shall not relieve Lessee from Lessee's obligation to exonerate, protect, defend, indemnify and save harmless the Indemnified Parties as aforesaid.

         10. Maintenance and Repair. (a) Lessee acknowledges that it has received the Leased Premises in good condition, repair and appearance. Lessee agrees that, at its expense, it will keep and maintain the Leased Premises and any Lessee's Improvements, including any altered, rebuilt, additional or substituted buildings, structures and other improvements thereto, in good condition, repair and appearance, except for ordinary wear and tear, and it will promptly make all structural and nonstructural, foreseen and unforeseen, and ordinary and extraordinary changes and repairs of every kind which may be required to be made to keep and maintain the Leased Premises and any Lessee's Improvements in such good condition, repair and appearance and it will keep the Leased Premises and any Lessee's Improvements orderly and free and clear of rubbish. Lessor shall not be required to maintain, repair or rebuild, or to make any alterations, replacements or renewals of any nature to the Leased Premises, or any part thereof, whether ordinary or extraordinary, structural or nonstructural, foreseen or unforeseen, or to maintain the Leased Premises or any part thereof in any way. Lessee hereby expressly waives the right to make repairs at the expense of Lessor which may be provided for in any law in effect at the time of the commencement of the Term of this Lease or which may thereafter be enacted. If Lessee shall abandon the Leased Premises, it shall give Lessor and any Permitted Mortgagee immediate notice thereof.

         (b) If any Improvements situated on the Leased Premises at any time during the Term of this Lease shall encroach upon any property, street or right-of-way adjoining or adjacent to the Leased Premises, or shall violate the agreements or conditions contained in any restrictive covenant affecting the Leased Premises or any part thereof, or shall impair the rights of others under or hinder or obstruct any easement or right-of-way to which the Leased Premises are subject, then, promptly after the written request of Lessor or any person affected by any such encroachment, violation, impairment, hindrance or obstruction, Lessee shall, at its expense, either (i) obtain effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation, impairment, hindrance or obstruction whether the same shall affect Lessor, Lessee or both, or (ii) make such changes in the Improvements on the Leased Premises and take such other action as shall be necessary to remove such encroachments, hindrances or obstructions and to end such violations or impairments, including, if necessary, the alteration or removal of any Improvement on the Leased Premises. Any such alteration or removal shall be made in conformity with the requirements of paragraph ll(a) to the same extent as if such alteration or removal were an alteration under the provisions of paragraph ll(a).

         11. Alterations and Additions. (a) Lessee may, at its expense, (x) after not less than forty-five days written notice to Lessor of its plans (provided, however, that no such notice shall be required as to plans for work





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the estimated cost of which is less than $500,000), make non-structural additions to and alterations of the Improvements to the Leased Premises, and make non-structural substitutions and replacements therefor, provided, that
(i) the use, structural integrity and market value of the Leased Premises shall not thereby be materially lessened as certified in writing by an appropriate officer of Lessee, and (ii) such actions shall be performed in a good and workmanlike manner; and (y) after not less than forty-five days written notice to Lessor of its plans, make structural additions to and alterations of the Improvements to the Leased Premises, and make structural substitutions and replacements therefor, provided that (i) such actions shall be performed in a good and workmanlike manner under the supervision of a licensed architect or engineer in accordance with plans and specifications as approved by Lessor and accepted by Lessee, (ii) no such structural change or alteration shall be made unless Lessor's prior written consent shall have been obtained, (iii) none of the buildings or structures constituting the Leased Premises shall be demolished unless Lessee shall have first furnished Lessor with such surety bonds or other assurances acceptable to Lessor as shall be necessary to assure rebuilding of the Leased Premises and unless Lessor's prior written consent shall have been obtained, and (iv) such additions, alterations, substitutions and replacements shall be expeditiously completed in compliance with all Legal Requirements (as defined in paragraph 7(b)) and Required Insurance (as defined in paragraph 13(a)); provided that Lessor shall not withhold its written consent to Lessee's plans, including plans and specifications, under this clause (y) if and so long as the use, structural integrity and market value of the Leased Premises shall not be materially lessened by such plans as certified in writing by an appropriate officer of Lessee. Lessee shall promptly pay all costs and expenses of each such

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addition, alteration, substitution or replacement, discharge all liens arising therefrom and procure and pay for all permits and licenses required in connection therewith. Failure by Lessor to give written approval or disapproval within forty-five days of receipt of such notice from Lessee under clause (y) shall be deemed Lessor's consent to such plans. All such alterations and additions to the Improvements shall be and remain part of the realty and the property of Lessor and subject to this Lease.

         (b) Lessee may, at its expense, install, assemble or place any items of trade fixtures, machinery, equipment or other personal property upon the Leased Premises. Such trade fixtures, machinery, equipment or other personal property shall be and remain the property of Lessee and Lessee may remove the same from the Leased Premises at any time prior to the termination of this Lease, provided that (i) Lessee shall repair any damage to the Leased Premises resulting from such removal, and (ii) such removal shall not materially impair the value and use of the Leased Premises.

         (c) Lessee may, at its expense, upon 45 days prior notice to Lessor, construct improvements on any portion of the Land Parcel on which there is not already a permanent structure for which improvements it has not and will not obtain reimbursement pursuant to paragraph 15 hereof (Lessee's Improvements), provided that upon completion thereof, the use and market value of the remaining Leased Premises shall not thereby be materially lessened. The Lessee's Improvements shall be and remain the property of Lessee and Lessee may make additions and alterations to Lessee's Improvements and substitutions and replacements thereof which are otherwise in compliance with the provisions of this subparagraph (c).

         12. Condemnation. (a) Subject to the rights of Lessee set forth in this paragraph 12, Lessee hereby irrevocably assigns to Lessor any award or

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compensation payment to which Lessee may become entitled by reason of Lessee's interest in the Leased Premises if the use, occupancy or title of the Leased Premises or any part thereof is taken, requisitioned or sold in, by or on account of any actual or threatened eminent domain proceeding or other action by any person having the power of eminent domain, provided, however, that Lessee may retain any award or compensation payment relating to Lessee's Improvements. Lessee shall appear in any such proceeding or action to negotiate, prosecute and adjust any claim for any award or compensation on account of any such taking, requisition or sale; and Lessor shall collect any such award or compensation. The Net Award (as defined in paragraph 12(f)) shall be applied pursuant to this paragraph 12. Lessee shall pay all reasonable costs and expenses (including any legal fees of any Permitted Mortgagee required by any Permitted Mortgage to be paid by Lessor) in connection with each such proceeding, action, negotiation and prosecution, for which costs and expenses Lessee shall be reimbursed out of any award or compensation received. Lessor shall be entitled to participate in any such proceeding, action, negotiation or prosecution and the reasonable expenses thereof (including counsel fees and expenses) shall be paid by Lessee.

         (b) If an occurrence of the character referred to in paragraph 12(a) shall affect all or a substantial portion of the Leased Premises and shall, in the good faith judgment of Lessee, render the Leased Premises unsuitable for restoration for continued use and occupancy in Lessee's business during the Primary Term or any Extended Term, then Lessee shall, not later than 30 days after such occurrence, deliver to Lessor (i) notice of its intention to terminate this Lease on the next Basic Rent Payment Date (the Termination
Date) which occurs not less than 210 days nor more than 360 days after the delivery of such notice and (ii) a certificate by the President or any Vice

President of Lessee describing the event giving rise to such termination and stating that its board of directors (or an executive committee thereof) has determined that such event has rendered the Leased Premises unsuitable for restoration for continued use and occupancy in Lessee's business. If the Termination Date occurs during the Interim or Primary Term, such notice to Lessor shall be accompanied by an irrevocable offer by Lessee to purchase the Leased Premises on the Termination Date at a price determined in accordance with Schedule C (the Purchase Offer). If either (1) Lessor shall reject such Purchase Offer by notice given to Lessee not later than the 30th day prior to the Termination Date or (2) the Termination Date occurs during an Extended Term, this Lease shall terminate on the Termination Date, except with respect to obligations and liabilities of Lessee hereunder, actual or contingent, which have arisen on or prior to the Termination Date, upon payment by Lessee of all Basic Rent, additional rent and other sums then due and payable hereunder to and including the Termination Date, and the Net Award shall belong to Lessor; provided that the amount of such Net Award, if any, related to any portion of the Improvements constructed by Lessee at its expense (and for which it has not obtained reimbursement pursuant to paragraph 15 hereof) shall be paid to Lessee, as determined by the Appraisal Procedure. Unless Lessor shall have rejected such Purchase Offer in accordance with this paragraph, Lessor shall be conclusively presumed to have accepted such offer, and, on the Termination Date, shall convey the remaining portion of the Leased Premises, if any, to Lessee or its designee and shall assign to Lessee or its designee all of its interest in the Net Award, pursuant to and upon compliance with paragraph 16.

         (c) If during any Term (i) a portion of the Leased Premises shall be taken by condemnation or other eminent domain proceedings, which taking is not sufficient to require that Lessee give a Purchase Offer or (ii) the use or occupancy of the Leased Premises or any part thereof shall be temporarily taken by any governmental authority, then this Lease shall continue in full effect without abatement or reduction of Basic Rent, additional rent or other sums payable by Lessee hereunder notwithstanding such partial or temporary taking. Except as hereinafter set forth, Lessee shall (whether or not it has received any portion of the Net Award), promptly after any such temporary taking ceases, at its expense, repair any damage caused thereby in conformity with the requirements of paragraph ll(a), so that, thereafter, the Leased Premises shall be, as nearly as possible, in a condition and have a market value as good as the condition and market value thereof immediately prior to such taking. Lessee shall not be required to repair any damage to Lessee's Improvements so long as such failure shall not materially lessen the use or value of the remaining Leased Premises; provided, however, that if, in Lessee's good faith judgment, such damage is substantial, then Lessee shall demolish those affected portions of Lessee's Improvements if Lessee shall not have repaired the same. After an occurrence of the character referred to in paragraph 12(a), any Net Award payable in connection with such occurrence shall be paid to the Proceeds Trustee (as defined in paragraph 12(e), provided, that if no Proceeds Trustee has been named pursuant to paragraph 12(e) at the time of payment of the Net Award, such Net Award shall be paid to the Senior Permitted Mortgagee (as defined in paragraph 29(m)), and if there is no Senior Permitted Mortgagee then to Lessor, in all events for application pursuant to this paragraph 12(c). Lessee shall be entitled to receive the Net Award but only against certificates by the President or any Vice President of Lessee delivered to Lessor and the Proceeds Trustee from time to time as such work of rebuilding, replacement and repair progresses, each such certificate describing the work for which Lessee is requesting payment and the cost incurred by Lessee in connection therewith and stating that Lessee has not theretofore received payment for such work, provided that Lessee shall be entitled to receive any Net Award in an aggregate amount of up to $100,000 in connection with any one occurrence without providing Lessor with such certificates. To the extent that any Net Award remaining after such repairs have been made is less than $250,000, such remaining Net Award shall be paid to Lessee. If such remaining Net Award equals or exceeds $250,000, all of the remaining Net Award shall be retained by the Proceeds Trustee, the Senior Permitted Mortgagee or by Lessor, as applicable, and shall be applied in reduction of the principal amount of the indebtedness secured by any Senior Permitted Mortgage then outstanding. To the extent that any Net Award is not paid to Lessee pursuant to the preceding sentence, (i) the amounts set forth in Schedule C shall be reduced in accordance with Schedule C, and (ii) each installment of Basic Rent payable on or after the first Payment Date occurring two months or more after the final payment to Lessee for such restoration (including Extended Terms thereafter) shall be reduced by an amount equal to the amount of such installment multiplied by a fraction, the numerator of which shall be an amount equal to the remaining Net Award not paid to Lessee, and the denominator of which shall be the applicable amount set forth in Schedule C prior to its reduction pursuant to clause (i) above, provided that
(i) the Basic Rent shall not be reduced to an amount less than $4.00 per square foot of remaining rentable space, and (ii) during the Primary Term the amount by which such installments of Basic Rent shall be so reduced shall not exceed the amount by which the amount scheduled to be due on or about such date on any indebtedness of Lessor secured by the Permitted Mortgage is reduced to reflect the revised amortization thereof after giving effect to the corresponding prepayment of such indebtedness by Lessor (it being understood that in case the Senior Permitted Mortgage is retired or otherwise refinanced prior to such prepayment, such limitation shall be calculated as if such mortgage indebtedness had remained outstanding, was so prepaid and the amortization thereof revised as provided therein). In the event of any temporary requisition, this Lease shall remain in full effect and Lessee shall be entitled to receive the Net Award allocable to such temporary requisition; except that such portion of the Net Award allocable to the period after the expiration of the Term of this Lease shall be paid to Lessor. If the cost of any repairs required to be made by Lessee pursuant to this paragraph 12(c) shall exceed the amount of such Net Award, the deficlency shall be paid by Lessee. No payments shall be made to Lessee pursuant to this paragraph 12(c) for so long as any default shall have happened and shall be continuing under this Lease.

         (d) Notwithstanding the foregoing, Lessee, at its cost and expense, shall be entitled to claim separately, in any condemnation proceeding, any damages payable for moveable trade fixtures paid for and installed by Lessee (or any persons claiming under Lessee) without any contribution or reimbursement therefor by Lessor, and for Lessee's loss of business, and for Lessee's relocation costs, provided Lessor's award is not reduced or otherwise adversely affected thereby.

         (e) The trustee (the Proceeds Trustee) of the Net Award and Net Casualty Proceeds (as defined in paragraph 14(a)) shall be The Connecticut Bank and Trust Company, National Association, or its successor under the Collateral Trust Indenture, dated as of the date hereof (the Indenture) from Clinton Holding Corporation to The Connecticut Bank and Trust Company, National Association and F. W. Kawam, as trustees, or if such Indenture shall be terminated, the holder of the first mortgage lien on the Leased Premises, who shall be an institutional lender, or if there shall not be such a lien, or if such lien shall be held by a person other than an institutional lender, then <> or a bank or trust company, designated by Lessee and acceptable to Lessor, having an office in the State of Indiana. The Proceeds Trustee shall have a combined capital and surplus of at least $100,000,000 and shall be duly authorized to act as such trustee. All charges and fees of the Proceeds Trustee shall be paid by Lessee. The Proceeds Trustee shall invest such Net Award and Net Casualty Proceeds (as hereinafter defined) pursuant to such Mutual agreement as may be made between Lessor and Lessee.

         (f) For the purposes of this Lease the term "Net Award" shall mean:
(i) all amounts payable as a result of any condemnation or other eminent domain proceeding, less all expenses of such proceeding and the collection of such amounts not otherwise paid by Lessee and (ii) all amounts payable pursuant to any agreement with any condemning authority (which agreement shall be deemed to be a taking) which has been made in settlement of or under threat of any condemnation or other eminent domain proceeding affecting the Leased Premises (except Lessee's Improvements), less all expenses incurred (including any reasonable costs incurred by Lessor in connection therewith) as a result thereof or in connection with the collection of such amounts and not otherwise paid by Lessee.

         (g) Any minor condemnation or taking of the Leased Premises for the construction or maintenance of streets or highways shall not be considered a condemnation or taking for purposes of this paragraph 12 so long as the Leased Prelllises shall not be materially adversely affected, ingress and egress for the remainder of the Leased Premises shall be adequate for the business of Lessee thereon and compliance is made with the provisions of any Permitted Mortgage relating thereto.

        13. Insurance. (a) Lessee shall maintain, or cause to be maintained, at its sole expense, the following insurance on the Leased Premises (herein called the Required Insurance):

      (i) Insurance against loss or damage by fire, lightning and other risks from time to time included under "extended coverage" policies, including, without limitation, vandalism and malicious mischief coverage, in amounts sufficient to prevent Lessor or Lessee from becoming a co-insurer of any loss under the applicable policies but in any event in amounts not less than the full insurable value of the Leased Premises. The term "full insurable value", as used herein, means actual replacement value less uninsurable items.

     (ii) General public liability insurance against claims for bodily injury, death or property damage occurring on, in or about the Leased Premises and the adjoining streets, sidewalks and passageways, such insurance to afford protection to Lessor of not less than $1,000,000 with respect to bodily injury or death to any one person, not less than $5,000,000 with respect to any one accident, and not less than $1,000,000 with respect to property damage.

    (iii) Worker's compensation insurance covering all persons employed in connection with any work done on or about the Leased Premises with respect to which claims for death or bodily injury could be asserted against Lessor, Lessee or the Leased Premises, complying with the laws of the State of Indiana.

     (iv) Boiler and pressure vessel insurance on all equipment, parts thereof and appurtenances attached or connected to the Leased Premises, if any, which by reason of their use or existence are capable of bursting, erupting, collapsing or exploding, in the minimum amount of $1,000,000 for damage to property resulting from such perils. Such insurance may, at the option of Lessee and as permitted by applicable law, be included within the coverage of insurance policies referred to in clause (i) above.

      (v) Such other insurance on the Leased Premises in such amounts and against such other hazards which at the time are commonly obtained in the case of property similar to the Leased Premises in the state in which the Leased Premises are located, including war risk insurance (at and during such times as war risk insurance is commonly obtained in the case of property similar to the Leased Premises), when and to the extent obtainable from the United States Government or any agency thereof.

     (vi) Flood insurance in an amount equal to the full insurable value (as defined in clause (i) above) of the Leased Premises or the maximum amount available, whichever is less, if the area in which the Leased Premises are located has been designated by the Secretary of Housing and Urban Development as having special flood hazards, and if flood insurance is available under the National Flood Insurance Act.

         (b) The Required Insurance shall be written by companies having an A.M. Best rating of at least A:XV which are authorized to do an insurance business in the State of Indiana and shall name as the insured parties thereunder Lessor, Lessee and any Permitted Mortgagee, as their respective interests may appear, provided, however, that so long as Lessee maintains a net worth determined in accordance with generally accepted accounting principles of not less than $85,381,600, Lessee may self-insure as to the types of insurance referred to in clauses (i) through (v) of this paragraph. Neither Lessor nor any Permitted Mortgagee shall be required to prosecute any claim against, or to contest any settlement proposed by, an insurer. Lessee may, at its expense, prosecute any such claim or contest any such settlement in the name of Lessor, Lessee or both, and Lessor will join therein at Lessee's written request upon the receipt by Lessor of an indemnity from Lessee against all costs, liabilities and expenses in connection therewith.

         (c) Insurance claims by reason of damage to or destruction of any portion of the Leased Premises shall be adjusted by Lessee, but Lessor and any Permitted Mortgagee shall have the right to join with Lessee in adjusting any such loss.

         (d) Every policy referred to in clauses (i), (iv) and (v) of paragraph 13(a) shall bear a first mortgagee endorsement in favor of the then Senior Permitted Mortgagee (if any); and any loss under any such policy shall be made payable to the Proceeds Trustee, provided that any recovery for damage or destruction under any such policy shall be applied by the Proceeds Trustee in the manner provided in paragraph 14. Every policy of Required Insurance shall contain an agreement that the insurer will not cancel such policy except after thirty days' written notice to Lessor and any Permitted Mortgagee and that any loss otherwise payable thereunder shall be payable notwithstanding any act or negligence of Lessor or Lessee which might, absent such agreement, result in a forfeiture of all or a part of such insurance payment and notwithstanding (i) any foreclosure or other action taken by a Permitted Mortgagee pursuant to any provision of any Permitted Mortgage upon the happening of a default or an event of default thereunder, or (ii) any change in ownership of the Leased Premises.

         (e) Lessee shall deliver to Lessor promptly after the delivery of this Lease the original or duplicate policies or certificates of insurers, reasonably satisfactory to any Senior Permitted Mortgagee, evidencing all of the Required Insurance. Lessee shall, within thirty days prior to the expiration of any such policy, deliver to Lessor other original or duplicate policies or such certificates evidencing the renewal of any such policy. If Lessee fails to maintain or renew any Required Insurance, or to pay the premium therefor, or to so deliver any such policy or certificate, then Lessor, at its option, but without obligation to do so, may, upon five days' notice to Lessee, procure such insurance. Any sums so expended by Lessor shall be additional rent hereunder and shall be repaid by Lessee within five days after notice to Lessee of such expenditure and the amount thereof.

         (f) Neither Lessee nor Lessor shall obtain or carry separate insurance covering the same risks as any Required Insurance unless Lessee, Lessor and any Permitted Mortgagee are included therein as named insureds, with loss payable as provided in this Lease. Lessee and Lessor shall immediately notify each other whenever any such separate insurance is obtained and shall deliver to each other the policies or certificates evidencing the same.

         (g) Anything contained in this paragraph 13 to the contrary notwithstanding, all Required Insurance may be carried under (1) a "blanket" or "umbrella" policy or policies covering other properties or liabilities of Lessee, its parent company, or any of its parent company's subsidiaries, provided, that such policies otherwise comply with the provisions of this Lease and specify the coverage and amounts thereof with respect to the Leased premises, and (2) a policy or policies providing for self-insurance of deductible amount of up to $1,000,000.

         14. Casualty. (a) Lessee hereby irrevocably assigns to Lessor any compensation or insurance proceeds to which Lessee may become entitled by reason of Lessee's interest in the Leased Premises if the Leased Premises or any part thereof are damaged or destroyed by fire or other casualty, provided, however, that Lessee may retain any insurance proceeds or compensation relating to Lessee's Improvements. If the Leased Premises or any part thereof shall be damaged or destroyed by fire or other casualty, and if the estimated cost of rebuilding, replacing or repairing the same shall exceed $100,000, Lessee promptly shall notify Lessor thereof. Lessee shall negotiate, prosecute and adjust any claim for any compensation or insurance payment on account of any such damage or destruction; and Lessor shall collect any such compensation or insurance payment. All amounts paid in connection with any such damage or destruction shall be applied pursuant to this paragraph 14, and all such amounts (except such amounts with respect to Lessee's Improvements) paid or payable in connection therewith (minus the expenses of collecting such amounts) are herein called the Net Casualty Proceeds. Lessee shall pay all reasonable costs and expenses (including any legal fees of any Permitted Mortgagee required to be paid by Lessor pursuant to any Permitted Mortgage) in connection with each such negotiation, prosecution and adjustment, for which costs and expenses Lessee shall be reimbursed out of any compensation or insurance payment received. Lessor shall be entitled to participate in any such negotiation, prosecution and adjustment, and the reasonable expenses thereof (including counsel fees and expenses) shall be paid by Lessee.

         (b) After an occurrence of the character referred to in paragraph 14(a), except as hereinafter set forth, Lessee shall (whether or not it has received any Net Casualty Proceeds), at its expense, rebuild, replace or repair any damage to the Leased Premises caused by such event in conformity with the requirements of paragraph 11(a) so as to restore the Leased Premises (as nearly as practicable) to the condition and market value thereof immediately prior to such occurrence. Lessee shall not be required to rebuild or replace any damage to Lessee's Improvements so long as such failure shall not materially lessen the value or use of the remaining Leased Premises; provided, however, that if, in Lessee's good faith judgment, such damage is substantial, then Lessee shall demolish those affected portions of Lessee's Improvements if Lessee shall not have repaired the same. After an occurrence of the character referred to in paragraph 14(a), all Net Casualty Proceeds payable in connection with such occurrence shall be paid to Proceeds Trustee, and this Lease shall continue in full effect, provided, that if no Proceeds Trustee has been named pursuant to paragraph 12(e) at the time of payment of Net Casualty Proceeds, such Net Casualty Proceeds shall be paid to the Senior Permitted Mortgagee, and if there is no Senior Permitted Mortgagee then to Lessor, in all events for application pursuant to this paragraph 14(b).

Lessee shall be entitled to receive the Net Casualty Proceeds, but only against certificates of the President or any Vice President of Lessee delivered to Lessor and Proceeds Trustee from time to time as such work of rebuilding, replacement and repair progresses, each such certificate describing the work for which Lessee is requesting payment and the cost incurred by Lessee in connection therewith and stating that Lessee has not theretofore received payment for such work, provided that Lessee shall be entitled to receive the Net Casualty Proceeds in an aggregate amount of up to $100,000 in connection with any one occurrence without providing Lessor with such certificates. To the extent that any Net Casualty Proceeds remaining after such repairs have been made are less than $250,000 they shall be paid to Lessee. If such remaining Net Casualty Proceeds equal or exceed $250,000, such Net Casualty Proceeds shall be retained by the Proceeds Trustee, the Senior Permitted Mortgagee or by Lessor, as applicable, and shall be applied in reduction of the principal amount of the indebtedness secured by any Senior Permitted Mortgage then outstanding. To the extent that any Net Casualty Proceeds are not paid to Lessee pursuant to the preceding sentence, (i) the amounts set forth in Schedule C shall be reduced in accordance with Schedule C, and (ii) each installment of Basic Rent payable on or after the First
Payment Date occurring two months or more after the final payment to Lessee for such restoration (including Extended Terms thereafter) shall be reduced by an amount equal to the amount of such installment multiplied by a fraction, the numerator of which shall be an amount equal to the remaining Net Casualty Proceeds not paid to Lessee, and the denominator of which shall be the applicable amount set forth in Schedule C prior to its reduction pursuant to clause (i) above, provided that (i) the Basic Rent shall not be reduced to an amount of less than $4.00 per square foot of remaining rentable space, and

(ii) during the Primary Term the amount by which each such installment of Basic Rent shall be so reduced shall not exceed the amount by which the amount scheduled to be due on or about such date on any indebtedness of Lessor secured by the Senior Permitted Mortgage is reduced to reflect the revised amortization thereof after giving effect to the corresponding prepayment of such indebtedness by Lessor (it being understood that in case the Senior Permitted Mortgage is retired or otherwise refinanced prior to such prepayment, such limitation shall be calculated as if such mortgage indebtedness had remained outstanding, was so prepaid and the amortization thereof revised as provided therein). If the cost of any repairs required to be made by Lessee pursuant to this paragraph 14(b) shall exceed the amount of such Net Casualty Proceeds, the deficiency shall be paid by Lessee.

         (c) If the Leased Premises shall be substantially damaged or destroyed in any single casualty so that, in Lessee's good faith judgment, the Leased Premises shall be unsuitable for restoration for continued use and occupancy in Lessee's business, then at Lessee's option in lieu of rebuilding, replacing and repairing the Leased Premises, Lessee may give notice to Lessor, within 30 days after the occurrence of such damage or destruction, of Lessee's intention to terminate this Lease on the next Basic Rent Payment Date which occurs not less than 210 days after the delivery of such notice (the Termination Date), provided that, if the Termination Date occurs during the Primary Term, such notice shall be accompanied by (i) an irrevocable offer of Lessee to purchase the Leased Premises and the Net Casualty Proceeds on the Termination Date at a price determined in accordance with Schedule C hereof (the Purchase Offer), and (ii) a certificate signed by the President or any Vice President of Lessee stating that its board of directors (or an executive committee thereof) has determined that such event has rendered the Leased

Premises unsuitable for restoration, replacement and rebuilding for Lessee's continued use and occupancy and that the Leased Premises will not be restored. If Lessor shall reject such offer by notice to Lessee not later than the 30th day prior to the Termination Date, the Net Casualty Proceeds and the right thereto shall be assigned to and shall belong to Lessor and this Lease shall terminate on the Termination Date, except with respect to obligations and liabilities of Lessee under this Lease, actual or contingent, which have arisen on or prior to the Termination Date, but only upon payment by Lessee of all Basic Rent, additional rent, and other sums due and payable by it under this Lease to and including the Termination Date; provided that the amount of such Net Casualty Proceeds, if any, related to any portion of the Improvements constructed by Lessee at its expense (and for which it has not obtained reimbursement pursuant to paragraph 15 hereof), shall be paid to Lessee as determined by the Appraisal Procedure. Unless Lessor shall have rejected such offer in accordance with this paragraph, Lessor shall be conclusively presumed to have accepted such offer, and on the Termination Date, Lessor shall convey the remaining portion of the Leased Premises, if any, and all its interest in the Net Casualty Proceeds in accordance with paragraph 16. If the Termination Date shall occur during an Extended Term, Lessee shall not be required to offer to purchase the Leased Premises; in such case, the Net Casualty Proceeds shall belong to Lessor and this Lease shall terminate; provided that the amount of such Net Casualty Proceeds, if any, related to any portion of the Improvements constructed by Lessee at its expense (and for which it has not obtained reimbursement pursuant to paragraph 15 hereof), shall be paid to Lessee as determined by the Appraisal Procedure. If the conditions set forth in the first sentence of this paragraph 14(c) are fulfilled and Lessee fails to commence to rebuild, replace or repair the

Leased Premises within 30 days after final adjustment of all insurance claims made in connection therewith (but in no event later than one hundred eighty days after the occurrence of such damage or destruction), Lessee conclusively shall be deemed to have made such Purchase Offer and in the absence of a written Purchase Offer by Lessee the Termination Date shall be deemed to be the next Basic Rent Payment Date which occurs not less than 210 days after such Purchase Offer is presumed to have been made; but nothing in this sentence shall relieve Lessee of its obligation actually to deliver such Purchase Offer.

         15. Reimbursement for Alterations and Additions; Purchase of Unimproved Land. (a) On any one or more dates during the Primary Term, Lessee may request in writing (herein called a Lessee's Request) that Lessor pay to Lessee the amount of Lessee's theretofore unreimbursed expenses (herein called Reimbursable Expenses), which have been incurred by Lessee in connection with the construction of additional structures on a portion or portions of the Leased Premises upon which there are no major structures then existing and/or additions, alterations to, or remodeling of, structures then existing on the Leased Premises and the acquisition of land adjacent to the Leased Premises (herein collectively called the Additions), which Additions are permitted by paragraph ll(a) but are in addition to, and do not constitute, alterations, additions or remodeling which Lessee is required to make upon the Leased Premises pursuant to any provision of this Lease, and which Additions conform to the character and quality of the then existing improvements on the Leased Premises. Lessee shall have the right to make a Lessee's Request only if (i) the construction of any Additions with respect to which such Reimbursable Expenses have been incurred shall have been completed not more than two years prior to the date of the Lessee's Request, (ii) the amount of such

Reimbursable Expenses is not less than $500,000, (iii) the value or use of the Leased Premises shall not be materially impaired by such Additions and (iv) the sum of such requested Reimbursable Expenses and all Reimbursable Expenses previously paid to Lessee pursuant to this paragraph 15(a) shall not exceed $5,000,000. Each Lessee's Request shall be accompanied by architect's drawings and specifications as previously approved by Lessor pursuant to paragraph ll(a) hereof and accepted by Lessee, relating to the Additions with respect to which such Request is made, and a Lessee's Certificate setting forth in reasonable detail the amount and character of the Reimbursable Expenses with respect to which such Request is made and a description of such Additions, stating that the construction of such Additions has been completed in compliance with the requirements of this paragraph 15, specifying the dates on which the construction of such Additions were commenced and completed, and stating that such Reimbursable Expenses are reimbursable in the amount requested under the terms of this paragraph 15. Upon receipt of such Lessee's Request, Lessor agrees to use its best efforts to arrange for the financing of such Reimbursable Expenses on terms and conditions satisfactory to Lessor and Lessee and consistent with the provisions of any Senior Permitted Mortgage. Lessor and Lessee shall negotiate in good faith to enable Lessor to finance such Reimbursable Expenses, having regard to then existing economic, financial and money market conditions. Within ninety days after the receipt of such Lessee's Request, drawings, specifications and Certificate, Lessor agrees to pay to Lessee an amount equal to such Reimbursable Expenses so certified, but only if the following further conditions shall have been fulfilled within such 90-day period:

       (i) Lessor shall have issued and sold evidence of indebtedness (herein called the Additional Indebtedness) pursuant to a Senior
             Permitted Mortgage,
             for the purposes of obtaining funds to pay such Reimbursable Expenses to Lessee;

     (ii) The proceeds of the sale of the Additional Indebtedness actually received by Lessor shall have been not less than the amount of such Reimbursable Expenses;

    (iii) Lessor and Lessee shall have authorized, executed and delivered a supplement to this Lease, which supplement (herein called the Lease Supplement) shall: (A) increase the Basic Rent payments required to be made thereafter during the Primary Term by an amount which shall be at least sufficient to make each payment, when due, of principal of, and interest on, the Additional Indebtedness, (B) increase each Basic Rent payment to be made during the Extended Terms by an amount which shall be at least sufficient to make each payment, when due, of principal of, and interest on, the Additional Indebtedness during the portion of such Extended Terms that such Additional Indebtedness is outstanding, and Lessee shall not, and is obligated not to, cancel its option to extend the term hereof to a date not earlier than the maturity of the Additional Indebtedness, (C) increase the purchase prices set forth in Schedule C hereto that would be payable upon a purchase of the Leased Premises by Lessee pursuant to paragraph 12(b) or 14(c), in each case by amounts which shall at all times thereafter be at least sufficient to pay or prepay the principal amount of the Additional Indebtedness to be then outstanding (without adjustments for any prepayments made by Lessor), and (D) make such other changes, if any, as shall be necessary or appropriate, in the opinion of counsel for holders of the Additional Indebtedness, by reason of the transactions contemplated by this paragraph; and

     (iv) Lessor shall have received from Lessee such other Lessee's Certificates, opinions of counsel for Lessee, surveys of the Leased Premises, title insurance policies, consents to the assignment and reassignment of this Lease (as supplemented) and other instruments as Lessor may reasonably request in order to enable Lessor to finance the cost of such Reimbursable
             Expenses by the issuance and sale of the Additional

         (b) As long as Lessor has used its best efforts to arrange financing as set forth in subparagraph (a) above, Lessor shall incur no liability to Lessee by reason of the fact that Lessor does not pay Reimbursable Expenses, and if Lessor does not pay such Reimbursable Expenses, except as expressly provided in subparagraph (c) below, this Lease shall continue in full effect, without modification. All expenses incurred in connection with the issuance by Lessor of Additional Indebtedness shall be borne by Lessee.

         (c) If, after the conditions specified above have been satisfied within 180 days of such Lessee's Request, Lessor shall not have paid to Lessee an amount equal to such Reimbursable Expenses and if such Additions are either contiguous to the Improvements or free standing (or subject to a party wall pursuant to an agreement satisfactory in form and substance to Lessor and any Senior Permitted Mortgagee) upon unimproved land constituting part of the Leased Premises, then Lessee shall have the option, to be exercised by giving 90 days' notice to Lessor, to purchase such portion of the unimproved land (together with any requisite easements) as is necessary for the construction of such Additions, provided that such land (together with any land purchased pursuant to paragraph 15(d) hereof, called the Unimproved Land) shall not be improved by any permanent structure included in the Improvements and provided further that the remainder of the Leased Premises, after excluding the Unimproved Land, would (1) constitute an integrated economic unit including sufficient parking and all necessary utility easements, (2) be a continuous parcel of land, without gap or hiatus and be separately assessed for tax purposes, (3) have adequate access to and from public highways, (4) not be in violation of any Legal Requirement or Required Insurance, and (5) would have a market value at least equal to the outstanding amount of the Senior Permitted Mortgage as of such date. The purchase price for the Unimproved Land shall be the greater of (x) fair market value attributable to such Unimproved Land, as unencumbered by this Lease and without regard to any of Lessee's continuing rights and obligations under this Lease, assuming Lessee shall have extended the Lease for all Extended Terms, as determined by Lessor and Lessee, and in the event of their failure to agree, as determined by the Appraisal Procedure or (y) Lessor's original cost attributable to such Unimproved Land as set forth in Schedule A hereto. Lessee agrees that it shall bear the costs of the Appraisal Procedure. On the date for purchase specified in Lessee's notice, Lessor shall convey such Unimproved Land to Lessee or its designee pursuant to and in compliance with paragraph 16. In the event of such purchase by Lessee, Lessee agrees that (x) no improvements will be undertaken upon such Unimproved Land which would materially reduce the value of the remainder of the Leased Premises and (y) Lessee will grant such easements to Lessor or enter into such cross-easement agreements with Lessor relating to the Unimproved Land as are reasonably necessary to operate the remainder of the Leased Premises as an integrated economic unit with no material reduction in the value thereof.

         (d) In addition to the option contained in 15(c), Lessee shall have the option to purchase all or any portion of the land described in Part 2 of Schedule A and structure or Improvements thereon,* in the manner, at the price and in accordance with the terms of subparagraph 15(c), provided that such purchase shall not materially impair the value or use of the remainder of the Leased Premises. Lessee shall have such option only if (i) Lessee shall have undertaken in writing to construct improvements on such property for its own use, and (ii) such improvements are not eligible for financing by Lessor pursuant to the provisions of subparagraph 15(a).

         (e) To the extent of the cash price paid to Lessor for Unimproved Land purchased pursuant to paragraphs 15(c) or (d), (i) the amounts set forth in Schedule C shall be reduced in accordance with Schedule C, and (ii) each
----------------
* See Schedule A, Part 2, for particulars.

installment of Basic Rent payable on or after the first Payment Date occurring two months or more after such purchase (including Extended Terms thereafter) shall be reduced by an amount equal to the amount of such installment multiplied by a fraction, the numerator of which shall be such purchase price paid to Lessor, and the denominator of which shall be the applicable amount set forth in Schedule C prior to its reduction pursuant to clause (i) above, provided that (i) the Basic Rent shall not be reduced to an amount of less than $4.00 per square foot of remaining rentable space, and (ii) during the Primary Term the amount by which such installments of Basic Rent shall be so reduced shall not exceed the amount by which the amount scheduled to be due on or about such date on any indebtedness of Lessor secured by the Senior Permitted Mortgage is reduced to reflect the revised amortization thereof after giving effect to the corresponding prepayment of such indebtedness by Lessor (it being understood that in the case the Senior Permitted Mortgage is retired or otherwise refinanced prior to such prepayment, such limitations shall be calculated as if such mortgage indebtedness had remained outstanding, was so prepaid and the amortization thereof revised provided therein).

         (f) In lieu of paying cash for the purchase of Unimproved Land pursuant to paragraph 15(c) or (d), Lessee may convey to Lessor a substitute parcel of land (Substitute Land) provided that the following conditions shall be satisfied: the fair market value of the Substitute Land shall equal or exceed the cash purchase price which would have been paid for the Unimproved Land being purchased by Lessee (such fair market value of the Substitute Land being determined by agreement of Lessor and Lessee, or failing such agreement, by the Appraisal Procedure) (ii) all of the conditions set forth in paragraph 15(c) shall be satisfied as to the remaining portion of the Leased Premises taken together with the Substitute Land, and (iii) Lessor and any Permitted

Mortgagee shall have approved any exceptions to title to the Substitute Land. All costs and expenses of Lessor and any Permitted Mortgagee incident to the conveyance to Lessor of Substitute Land shall be borne by Lessee. In the event that Unimproved Land is purchased pursuant to paragraph 15(c) or (d) in exchange for Substitute Land rather than the payment of a cash purchase price, the provisions of paragraph 15(e) shall not apply, and this Lease shall continue in full effect without modification of Basic Rent or the amounts set forth in Schedule C hereunder.

         16. Procedure Upon Purchase. (a) If Lessee shall purchase the Leased Premises pursuant to this Lease, Lessor need not convey any better title thereto than existed on the date of the commencement of the Term hereof and Lessee or its designee shall accept such title, subject, however, to the state of title to the Leased Premises on the date of the commencement of the Term hereof, the condition of the Leased Premises on the date of purchase and all charges, liens, security interests and encumbrances on the Leased Premises and all applicable Legal Requirements, but free of the lien of all Permitted Mortgages and charges, liens, security interests and encumbrances resulting from acts or failures to act of Lessor taken without the consent of Lessee.

         (b) Upon the date fixed for any purchase of the Leased Premises hereunder, Lessee shall pay to Lessor in immediately available funds the purchase price therefor specified herein together with all Basic Rent, additional rent and other sums then due and payable hereunder to and including such date of purchase, and Lessor shall deliver to Lessee a special warranty deed to the Leased Premises and any other instruments necessary to assign any other property then required to be assigned by Lessor pursuant hereto. Lessee shall pay all charges incident to such conveyance and assignment, including reasonable counsel fees, escrow fees, recording fees, title insurance premiums and all applicable taxes (other than any income, capital gains or franchise taxes of Lessor) which may be imposed by reason of such conveyance and assignment and the delivery of said deeds and other instruments. Upon the completion of such purchase, but not prior thereto (whether or not any delay or failure in the completion of such purchase shall be the fault of Lessor), this Lease and all obligations hereunder shall terminate, except with respect to obligations and liabilities of Lessee hereunder, actual or contingent, which have arisen on or prior to such date of purchase.

         17. Assignment and Subletting. During the Primary Term only, Lessee may sublet all or any part of the Leased Premises without the consent of Lessor (provided, that each such sublease shall expressly be made subject to the provisions of this Lease) and, may assign all its rights and interests under this Lease. If Lessee assigns all its rights and interests under this Lease, the assignee under such assignment shall expressly assume all the obligations of Lessee hereunder in an instrument, approved by Lessor as to form and substance (which approval will not be unreasonably withheld or delayed), delivered to Lessor at the time of such assignment. No assignment or sublease shall affect or reduce any of the obligations of Lessee hereunder, and all such obligations shall continue in full effect as obligations of a principal and not as obligations of a guarantor or surety, to the same extent as though no assignment or subletting had been made, provided that performance by any such assignee or sublessee of any of the obligations of Lessee under this Lease shall be deemed to be performance by Lessee. No sublease or assignment shall impose any obligations on Lessor or otherwise affect any of the rights of Lessor under this Lease. Neither this Lease nor the Term hereby demised shall be mortgaged by Lessee, nor shall Lessee mortgage or pledge the interest of Lessee in and to any sublease of the Leased Premises or the rentals payable thereunder. Any mortgage, pledge, sublease or assignment made in violation of this paragraph 17 shall be void. Lessee shall, within ten days after the execution and delivery of any such assignment or the sublease of all or substantially all of the Leased Premises, deliver a conformed copy thereof to Lessor. Within ten days after the execution and delivery of any sublease of all or any portion of the Leased Premises, Lessee shall give notice to Lessor of the existence and term thereof, and of the name and address of the sublessee thereunder.

         18. Permitted Contests. Lessee shall not be required to (i) pay any Imposition, (ii) comply with any statute, law, rule, order, regulation or ordinance, (iii) discharge or remove any lien, encumbrance or charge or (iv) obtain any waivers or settlements or make any changes or take any action with respect to any encroachment, hindrance, obstruction, violation or impairment referred to in paragraph 10(b), so long as Lessee shall contest, in good faith and at its expense, the existence, the amount or the validity thereof, the amount of the damages caused thereby, or the extent of its liability therefor, by appropriate proceedings during the pendency of which there is prevented (A) the collection of, or other realization upon, the tax, assessment, levy, fee, rent or charge or lien, encumbrance or charge so contested, (B) the sale, forfeiture or loss of the Leased Premises, or any part thereof, or the Basic Rent or any additional rent, or any portion thereof, (C) any interference with the use or occupancy of the Leased Premises or any part thereof, and (D) any interference with the payment or collection of the Basic Rent or any additional rent, or any portion thereof. While any such proceedings are pending, Lessor shall not have the right to pay, remove or cause to be discharged the tax, assessment, levy, fee, rent or charge or lien, encumbrance or charge thereby being contested. Lessee further agrees that each such contest shall be promptly prosecuted to a final conclusion. Lessee shall pay, and save Lessor harmless against, any and all losses, judgments, decrees and costs (including all reasonable attorneys' fees and expenses) in connection with any such contest and shall, promptly after the final settlement, compromise or determination (including any appeals) of such contest, fully pay and discharge the amounts which shall be levied, assessed, charged or imposed or be determined to be payable therein or in connection therewith, together with all penalties, fines, interests, costs and expenses thereof or in connection therewith, and perform all acts, the performance of which shall be ordered or decreed as a result thereof; provided, however, that nothing herein contained shall be construed to require Lessee to pay or discharge any lien, encumbrance or other charge created by any act or failure to act of Lessor or the payment of which by Lessee is not otherwise required hereunder, or to perform any act which Lessee is not otherwise required to perform hereunder. No such contest shall subject Lessor or any Permitted Mortgagee to the risk of any criminal liability. Lessee shall give such reasonable security to Lessor or the Senior Permitted Mortgagee as may be demanded by Lessor or such Senior Permitted Mortgagee to insure compliance with the foregoing provisions of this paragraph 18.

         19. Conditional Limitations; Default Provision. (a) Any of the following occurrences or acts shall constitute an event of default (herein called an Event of Default) under this Lease:

          (i) If Lessee, at any time during the continuance of this Lease (and regardless of the pendency of any bankruptcy, reorganization, receivership, insolvency or other proceedings, at law, in equity, or before any administrative tribunal, which have or might have the effect of preventing Lessee from complying with the terms of this Lease), shall (1) fail to make any payment when due of Basic Rent, additional rent or other sum herein required to be paid by Lessee hereunder and such failure continues for 5 days, or (2) fail to observe or perform any other provision hereof or any provision of the Assignment of Lease and Guaranty, dated as of the date hereof (the Assignment), from Lessor to Clinton Holding Corporation (the Company), and consented to therein by Lessee and by Lincoln National Corporation (Guarantor) or the Reassignment of Lease and Guaranty, dated as of the date hereof (the Reassignment), from the Company to The Connecticut Bank and Trust Company, National Association and F. W. Kawam (the Trustees), and consented to therein by Lessee and Guarantor, for thirty days after notice to Lessee of such failure has been given (provided, that in the case of any default referred to in this clause (2) which cannot with diligence be cured within such 30-day period, if Lessee shall proceed promptly to cure the same and thereafter shall prosecute the curing of such default with diligence, then upon receipt by Lessor of a Lessee's Certificate stating the reason such default cannot be cured within thirty days and stating that Lessee is proceeding with diligence to cure such default, the time within which such failure may be cured shall be extended for such period as may be necessary to complete the curing of the same with diligence but not to exceed 120 days without Lessor's written consent which consent shall not be unreasonably withheld); or

         (ii) if any representation or warranty of Lessee or Guarantor set forth in any notice, certificate, demand, request or other instrument delivered pursuant to, or in connection with, this Lease, the Assignment, or the Reassignment shall either prove to be false or misleading in any material respect as of the time when the same shall have been made, or with respect to any such representation or warranty Lessee or Guarantor shall fail to include in such representation or warranty any fact or statement necessary in light of the circumstances in which such representation or warranty was made to make such representation or warranty not misleading in any material respect as of the time when the same shall have been made; or

        (iii) if Lessee or Guarantor shall file a petition commencing a voluntary case under the Federal Bankruptcy Code or any other federal or state law (as now or hereafter in effect) relating to bankruptcy, insolvency, reorganization, winding-up or adjustment of debts (hereinafter collectively called Bankruptcy Laws), or if Lessee or Guarantor shall (A) apply for or consent to the appointment of, or the taking of possession by, any receiver, custodian, trustee,

                 United States Trustee or liquidator (or other similar official) of the Leased Premises or any part thereof or of any substantial portion of Lessee's property, or (B) generally not pay their respective debts as they become due, or if either Lessee or Guarantor admits in writing its inability to pay its respective debts generally as they become due or (C) makes a general assignment for the benefit of its respective creditors, or (D) files a petition commencing a voluntary case under or seeking to take advantage of any Bankruptcy Law, or
                 (E) fails to controvert in timely and appropriate manner, or in writing acquiesces to, any petition commencing an involuntary case against Lessee or Guarantor or otherwise filed against Lessee or Guarantor pursuant to any Bankruptcy Law, or (F) takes any corporate action in furtherance of any of the foregoing, or

         (iv) if an order for relief against Lessee or Guarantor shall be entered in any involuntary case under the Federal
                 Bankruptcy Code or any similar order against Lessee or Guarantor shall be entered pursuant to any other Bankruptcy Law, or if a petition commencing an involuntary case against Lessee or Guarantor or proposing the reorganization of Lessee or Guarantor under any Bankruptcy Law shall be filed and not be discharged or denied within 60 days after such filing, or if a proceeding or case shall be commenced in any court of competent jurisdiction seeking (A) the liquidation, reorganization, dissolution, winding-up or adjustment of debts of Lessee or Guarantor, or (B) the appointment of a receiver, custodian, trustee, United States Trustee or liquidator (or any similar official) of the Leased Premises or any part thereof or of Lessee or Guarantor or of any substantial portion of Lessee's or Guarantor's property, or (C) any similar relief as to Lessee or Guarantor pursuant to any Bankruptcy Law, and any such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect for 60 days; or

          (v) if (a) a final judgment for the payment of money in an amount greater than $50,000 or (b) final judgments for the payment of money aggregating in an amount greater than $300,000 shall be rendered against Lessee or Guarantor and Lessee or Guarantor shall not discharge the same or cause it to be discharged within 60 days from the entry thereof, or shall not appeal therefrom or from the order, decree or process upon which or pursuant to which said judgment was granted, based or entered, and secure a stay of execution or an appeal bond in the amount of said judgment pending such appeal; or

         (vi) if the Leased Premises shall be left both unattended and without maintenance as provided herein, for a period of thirty days; or

        (vii) if Guarantor shall fail to observe or perform any provision of the Guaranty or of the Other Guaranties, or pursuant to the terms thereof shall be deemed to be in default thereunder, and such failure or default shall continue for thirty days after notice to Guarantor, provided, however, that the foregoing shall not be construed as extending the period of time during which the Guarantor is required to pay or perform any obligation of Lessee hereunder or under the Assignment or Reassignment.

         (b) If an Event of Default shall have happened and be continuing, Lessor shall have the right at its election to give Lessee written notice of Lessor's intention to terminate the term of this Lease on a date specified in such notice. Thereupon, the term of this Lease and the estate hereby granted shall terminate on such date as completely and with the same effect as if such date were the date fixed herein for the expiration of the term of this Lease, and all rights of Lessee hereunder shall terminate, but Lessee shall remain liable as hereinafter provided.

         (c) If an Event of Default shall have happened and be continuing, Lessor shall have the immediate right, whether or not the term of this Lease shall have been terminated pursuant to paragraph 19(b), to (i) re-enter and repossess the Leased Premises or any part thereof by force, summary proceedings, ejectment or otherwise and (ii) remove all persons and property therefrom. Lessor shall be under no liability by reason of any such re-entry, repossession or removal. No such re-entry or taking of possession of the Leased Premises by Lessor shall be construed as an election on Lessor's part to terminate the Term of this Lease unless a written notice of such intention be given to Lessee pursuant to paragraph 19(b), or unless the termination of this Lease be decreed by a court of competent jurisdiction.

         (d) At any time or from time to time after the repossession of the Leased Premises or any part thereof pursuant to paragraph 19(c), whether or not the term of this Lease shall have been terminated pursuant to paragraph 19(b), Lessor may (but shall be under no obligation to) relet the Leased Premises or any part thereof for the account of Lessee, in the name of Lessee or Lessor or otherwise, without notice to Lessee, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this Lease) and on such conditions and for such uses as Lessor, in its absolute discretion, may determine, and Lessor may collect and receive any rents payable by reason of such reletting. Lessor shall not be responsible or liable for any failure to relet the Leased Premises or any part thereof or for any failure to collect any rent due upon any such reletting.

         (e) No termination of the term of this Lease pursuant to paragraph 19(b), by operation of law or otherwise, and no repossession of the Leased Premises or any part thereof pursuant to paragraph 19(c) or otherwise, and no reletting of the Leased Premises or any part thereof pursuant to paragraph 19(d), shall relieve Lessee of its liabilities and obligations hereunder, all of which shall survive such expiration, termination, repossession or reletting.

         (f) In the event of any such termination or repossession, Lessee will pay to Lessor the Basic Rent, additional rent and other sums required to be paid by Lessee to and including the date of such termination or repossession; and, thereafter, Lessee shall, until the end of what would have been the term of this Lease in the absence of such termination or repossession, and whether or not the Leased Premises or any part thereof shall have been relet, be liable to Lessor for, and shall pay to Lessor, as liquidated and agreed current damages: (i) the Basic Rent, additional rent and other sums which would be payable under this Lease by Lessee in the absence of such termination or repossession, less (ii) the net proceeds, if any, of any reletting effected for the account of Lessee pursuant to paragraph 19(d), after deducting from such proceeds all Lessor's expenses incurred in connection with such reletting (including, without limitation, all repossession costs, brokerage commissions, legal expenses, reasonable attorneys' fees, employees' expenses, alteration costs and expenses of preparation for such reletting). Lessee will pay such current damages on the days on which the Basic Rent would have been payable under this Lease in the absence of such termination or repossession, and Lessor shall be entitled to recover the same from Lessee on each such day.

         (g) At any time after any such termination or repossession by reason of the occurrence of an Event of Default, whether or not Lessor shall have collected any current damages pursuant to paragraph 19(f), Lessor shall be entitled to recover from Lessee, and Lessee will pay to Lessor on demand, as and for liquidated and agreed final damages for Lessee's default and in lieu of all current damages beyond the date of such demand (it being agreed that it would be impracticable or extremely difficult to fix the actual damages), an amount by which (a) the Basic Rent, additional rent and other sums which would be payable under this Lease from the date of such demand (or, if it be earlier, the date to which Lessee shall have satisfied in full its obligations under paragraph 19(f) to pay current damages) for what would be the then unexpired Term of this Lease in the absence of such termination or repossession, discounted at the rate of 8% per annum over (b) the then fair net rental value of the Leased Premises for the same period discounted at the rate of 8% per annum. If any statute or rule of law shall validly limit the amount of such liquidated final damages to less than the amount above agreed upon, Lessor shall be entitled to the maximum amount allowable under such statute or rule of law.

         (h) Notwithstanding anything to the contrary stated herein, if an Event of Default shall have happened and be continuing, whether or not Lessee shall have abandoned the Leased Premises, Lessor may elect to continue this Lease in effect for so long as Lessor does not terminate Lessee's rights to possession of the Leased Premises and Lessor may enforce all of its rights and remedies hereunder including without limitation the right to recover all Basic Rent, additional rent and other sums payable hereunder as the same become due.

         20. Additional Rights of Lessor. (a) No right or remedy herein conferred upon or reserved to Lessor is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity or by statute. The failure of Lessor to insist at any time upon the strict performance of any covenant or agreement or to exercise any option, right, power or remedy contained in this Lease shall not be construed as a waiver or a relinquishment thereof for the future. A receipt by Lessor of any Basic Rent, any additional rent or any other sum payable hereunder with knowledge of the breach of any covenant or agreement contained in this Lease shall not be deemed a waiver of such breach, and no waiver by Lessor of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Lessor. In addition to other remedies provided in this Lease, Lessor shall be entitled, to the extent permitted by applicable law, to injunctive relief in case of the violation, or attempted or threatened violation, of any of the covenants, agreements, conditions or provision of this Lease, or to decree compelling performance of any of the covenants, agreement, conditions or provisions of this Lease, or to any other remedy allowed to Lessor at law or in equity.

         (b) To the extent it may lawfully do so, Lessee hereby waives and surrenders for itself and all those claiming under it, including creditors of all kinds, (i) any right and privilege which it or any of them may have under any present or future constitution, statute or rule of law to redeem the Leased Premises or to have a continuance of this Lease for the term hereby demised after termination of Lessee's right of occupancy by order or judgment of any court or by any legal process or writ, or under the terms of this Lease or after the termination of the term of this Lease as herein provided, and (ii) the benefits of any present or future constitution, statute or rule of law which exempts property from liability for debt or for distress for rent.

         (c) In the event an action shall be brought for the enforcement of any right hereunder, the party cast in judgment shall pay to the prevailing party all the expenses incurred in connection therewith including reasonable attorneys' fees.

         21. Notices, Demands and Other Instruments. All notices, demands, requests, consents, approvals and other instruments required or permitted to be given pursuant to the terms of this Lease shall be in writing and shall be deemed to have been properly given if (a) with respect to Lessee, sent by certified or registered mail, postage prepaid, or sent by telegram or delivered by hand, in each case addressed to Lessee at its address first above set forth, and (b) with respect to Lessor, sent by certified or registered mail, postage prepaid, or sent by telegram or delivered by hand in each case, addressed to Lessor at its address first above set forth. Lessor and Lessee shall each have the right from time to time to specify as its address for purposes of this Lease any other address in the United States of America upon giving 15 days' notice thereof, similarly given, to the other party.

         22. Estoppel Certificates; Consents and Financial Statements. (a) Lessee and Lessor will, at any time and from time to time, upon not less than twenty days' prior request by the other party, execute, acknowledge and deliver to the other party a Certificate, certifying that this Lease is unmodified and in full effect (or setting forth any modifications and that this Lease is in full effect as modified) and the dates to which the Basic Rent, additional rent and other sums payable hereunder have been paid, and either stating that to the knowledge of the signer of such certificate no default exists hereunder or specifying each such default of which the signer may have knowledge; it being intended, inter alia, that any such certificate may be relied upon by any mortgagee or prospective purchaser or prospective mortgagee of the Leased Premises.

         (b) From time to time during the term of this Lease, Lessor expects to secure financings of its interest in the Leased Premises by assigning Lessor's interest in this Lease and the sums payable hereunder. In the event of any such assignment to a Permitted Mortgagee, Lessee will, upon not less than ten days' prior request by Lessor, execute, acknowledge and deliver to Lessor a consent to such assignment addressed to such Permitted Mortgagee in a form satisfactory to such Permitted Mortgagee; and Lessee will produce, at Lessee's expense (but only with respect to the initial financing involving the Permitted Mortgagee), such certificates, opinions of counsel and other documents as may be reasonably requested by such Permitted Mortgagee.

         (c)     Lessee will furnish the following statements to Lessor:

         (i) within 120 days after the end of each of Lessee's fiscal years, the annual audited report of Lessee, including a balance sheet and an income and surplus statement and statement of changes in financial position for the fiscal year covered thereby, setting forth in comparative form, the figures for the previous fiscal year, all on a fully consolidated basis and in reasonable detail and duly certified by the independent certified public accountants regularly employed by Lessee,

         (ii) within 120 days after the end of each of Lessee's fiscal years, and together with the annual audited report furnished in accordance with clause (i), an Officer's Certificate stating that to the best of the signer's knowledge and belief after making due inquiry, Lessee is not in default in the performance or observance of any of the terms of this Lease, or if Lessee shall be in Default to its knowledge, specifying all such defaults, the nature thereof, and the steps being taken to remedy the same,

         (iii) with reasonable promptness, copies of all financial statements and reports, if any, which Lessee shall send to its respective stockholders, and copies of any Form 10-K, Form 10-Q, Form 8-K, proxy statement and registration statement (other than Form S-8 registration statements), or copies of any successor forms or statements substituted therefor, which Lessee shall file with the Securities and Exchange Commission or any governmental agency substituted therefor, and

         (iv) with reasonable promptness, such other information, consistent with the disclosure requirements of the federal securities laws, respecting the financial condition and affairs of Lessee, as Lessor may request from time to time.

         23. No Merger. There shall be no merger of this Lease or the leasehold estate hereby created with the fee estate in the Leased Premises or any part thereof by reason of the same person acquiring or holding, directly or indirectly, this Lease or the leasehold estate hereby created or any interest in this Lease or in such leasehold estate as well as the fee estate in the Leased Premises or any portion thereof.

         24. Surrender. Upon the termination of this Lease, Lessee shall peaceably surrender the Leased Premises to Lessor in the same condition in which they were received from Lessor at the commencement of this Lease, except as altered as permitted or required by this Lease and except for ordinary wear and tear. Provided that Lessee is not in default hereunder, Lessee shall remove from the Leased Premises prior to or within a reasonable time after (not to exceed thirty days) such termination all property not owned by Lessor, and, at Lessee's expense, shall, at such time of removal, repair any damage caused by such removal. Property not so removed shall become the property of Lessor. Lessor may thereafter cause such property to be removed from the Leased Premises and disposed of. The cost of any such removal and disposition and the cost of repairing any damage caused by such removal shall be borne by Lessee.

         25. Separability. Each and every covenant and agreement contained in this Lease is separate and independent, and the breach of any thereof by Lessor shall not discharge or relieve Lessee from any obligation hereunder. If any term or provision of this Lease or the application thereof to any person or circumstances or at any time shall to any extent be invalid and unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances or at any time other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and shall be enforced to the extent permitted by law.

         26. Binding Effect. All of the covenants, conditions and obligations contained in this Lease shall be binding upon and inure to the benefit of the respective successors and assigns of Lessor and Lessee to the same extent as if each such successor and assign were in each case named as a party to this Lease. This Lease may not be changed, modified or discharged except by a writing signed by Lessor and Lessee.

         27. Table of Contents, Headings. The table of contents and headings used in this Lease are for convenient reference only and shall not to any extent have the effect of modifying, amending or changing the provisions of this Lease.

         28. Governing Law. This Lease shall be governed by and interpreted under the laws of the State of Indiana.

         29.     Certain Definitions.

         (a)     The term "Appraisal Procedure" means:

                 Lessee and Lessor shall each select an MAI appraiser. Such value shall be determined by agreement of the full appraisals of such two appraisers pursuant to the terms of this Lease; and if no agreement can be reached by such two appraisers, such value shall be determined by the full appraisal of a third MAI appraiser, who shall be selected by the original two appraisers. All reasonable and necessary costs of the appraisals shall be paid by Lessee.

         (b)     The term "Guarantor" means:

                 Lincoln National Corporation, an Indiana corporation.

         (c)     The term "Guaranty" means:

                 The Guaranty, dated the date hereof, from Guarantor to Lessor, guaranteeing performance of Lessee's obligations under this Lease.

         (d)     The term "Impositions" means:

         (i) all taxes, assessments (including assessments for benefits from public works or improvements, whether or not begun or completed prior to the commencement of the Term of this Lease and whether or not to be completed within said Term), levies, fees, water and sewer rents and charges, and all other governmental charges of every kind, general and special, ordinary and extraordinary, whether or not the same shall have been within the express contemplation of the parties hereto, together with any interest and penalties thereon, which are, at any time, imposed or levied upon or assessed against (A) the Leased Premises or any part thereof, (B) any Basic Rent, any additional rent reserved or payable hereunder or any other sums payable by Lessee hereunder, (C) this Lease or the leasehold estate hereby created or which arise in respect of the operation, possession, occupancy or use of the Leased Premises;

         (ii) any gross receipts or similar taxes imposed or levied upon, assessed against or measured by the Basic Rent, additional rent or any other sums payable by Lessee hereunder or levied upon or assessed against the Leased Premises; including without limitation [reference to Indiana gross receipts tax];

         (iii) all sales and use taxes which may be levied or assessed against or payable by Lessor or Lessee on account of the acquisition, leasing or use of the Leased Premises or any portion thereof; and

         (iv) all charges for water, gas, light, heat, telephone, electricity, power and other utilities and communications services rendered or used on or about the Leased Premises.

         (e) The term "Junior Permitted Mortgagees" means American States Insurance Company, as mortgagee under a mortgage, dated as of the date hereof, from Lessor, as mortgagor, and its assigns; and Dean Witter Realty Inc., as mortgagee under a mortgage dated as of the date hereof, from Lessor, as mortgagor, and its assigns.

         (f)     The term "this Lease" means:

                 this Lease and Agreement as amended and modified from time to time, together with any memorandum or short form of lease entered into for the purpose of recording.

         (g)     The term "Lessee's Certificate" means:

                 a written certificate signed by the Chairman of the Board, the President or any Vice President of Lessee.

         (h) The term "Lessor's Cost" means Lessor's Cost from time to time as set forth in Schedule C.

         (i)     The term "Other Guaranties" means:

                 the Guaranties, dated as of the date hereof, from Guarantor to Lessor guaranteeing performance of the obligations of Lincoln National Pension Insurance Company, as lessee, under a Lease and Agreement, dated as of the date hereof, and the Guaranty, dated as of the date hereof, from Guarantor to Lessor guaranteeing performance of the obligations of American States Insurance Company, as lessee, under a Lease and Agreement, dated as of the date hereof.

         (j)     The term "Permitted Mortgage" means:

                 any mortgage, deed of trust, security agreement, assignment of lease or other security instrument relating to the Leased Premises and this Lease, subject to the rights of lessee under this Lease, and securing the borrowing by Lessor from Clinton Holding Corporation, a Delaware corporation (the Senior Permitted Mortgage), made at the time of execution of this Lease, or any refinancing thereof, or the mortgages to the Junior Permitted Mortgagees (the Subordinated Permitted Mortgage).

         (k) The term "Permitted Mortgagee" means the Senior Permitted Mortgagee and the Junior Permitted Mortgagees.

         (l)     The term "Purchase Offer" means:

                 an offer delivered by Lessee to Lessor, executed by the president or any vice president of Lessee, irrevocably offering to purchase the Leased Premises pursuant to the provisions of paragraphs 12 or 14 on any Termination Date specified in such Offer at a price determined in accordance with Schedule C.

         (m) The term "Senior Permitted Mortgagee" means The Connecticut Bank and Trust Company, National Association and F. W. Kawam, as trustees, as assignees of Clinton Holding Corporation, and their successors and assigns.

         (n)     The term "Termination Date" means:

                 any Basic Rent Payment Date.

         30. Lessee's Options; Right of First Refusal. (a) If no event of default hereunder has occurred and is continuing, Lessee shall have the option to purchase the Leased Premises either (x) on the last day of the Primary Term or (y) on the last day of the first, second, third, fourth, fifth and sixth Extended Terms if the Lease has been extended to any such date (any of such dates for purchase being referred to as the Purchase Date), upon not less than 360 days prior written notice to Lessor of its intention to exercise such option. The purchase price payable upon the exercise of such option shall be the fair market value of the Leased Premises as of the Purchase Date, taking into consideration Lessee's continuing rights and obligations under this Lease assuming Lessee shall have extended the Lease for all Extended Terms, minus the enhancement of the fair market value of the Leased Premises due to the existence of Lessee's Improvements and that portion of the Improvements, if any, constructed by Lessee at its own expense and for which Lessee has not been reimbursed pursuant to paragraph 15. If Lessee and Lessor cannot agree as to such fair market value, such fair market value shall be determined in accordance with the Appraisal Procedure. Such Appraisal Procedure shall be completed within 150 days after Lessee's notice as set forth above. Lessee's option shall be exercisable by giving notice of such exercise to Lessor not less than 360 days prior to the Purchase Date. On the Purchase Date, Lessor shall convey the Leased Premises to Lessee pursuant to and upon compliance with paragraph 16. The foregoing option is personal to Lessee, and such option is not assignable (except by Lessee to any of its affiliates) notwithstanding any assignment of the Lease to any other person.

         (b) If, at any time during the Primary Term or any Extended Term of this Lease, Lessor shall receive and be willing to accept a bona fide offer from a third party to purchase Lessor's interest in the Leased Premises, other than an offer to purchase such interest at any sale incidental to foreclosure or other similar proceedings, or if Lessor shall offer to sell its interest in the Leased Premises to any third party, Lessor shall promptly transmit to Lessee its written offer to sell such interest to Lessee upon the same terms and conditions as are set forth in the third party offer or its offer to a third party, as the case may be, together with a true copy of such offer (containing the name and address of such third party); provided, however, that Lessor's offer to Lessee shall be reduced by the enhancement of the fair market value of the Leased Premises due to the existence of Lessee's

Improvements and that portion of the Improvements, if any, constructed by Lessee at its own expense and for which Lessee has not been reimbursed pursuant to paragraph 15, as determined by the Appraisal Procedure. Lessee shall have 30 business days within which to accept such offer. If Lessee shall accept such offer by written notice to Lessor within such time, such offer and acceptance shall constitute a contract between them for the sale by Lessor and the purchase by Lessee of the Leased Premises, and shall not thereafter be subject to rejection by either party. On the date of such purchase, Lessor shall convey and assign the Leased Premises to Lessee, provided that such conveyance and assignment shall be made subject to the Permitted Exceptions listed in Schedule A hereto, to this Lease, and to such liens, encumbrances, charges, exceptions and restrictions affecting the Leased Premises as such third party is willing to accept in such offer, and provided further that this Lease and any Permitted Mortgage shall continue in full force and effect. If the offer to sell is not so accepted by Lessee, then Lessor may sell the Leased Premises to such third party purchaser upon the terms contained in such original offer by or to such third party and such sale and transfer must be consummated within 180 days following the expiration of the time hereinabove provided for the acceptance by Lessee. If the Leased Premises is sold to a third party, the sale shall be subject to this Lease and all of the provisions hereof, including, without limitation, all options granted to Lessee.

         31. Schedules. The following are Schedules A, B and C referred to in this Lease, which are hereby made a part hereof.

                                   SCHEDULE A

                                    TO LEASE

                          Part 1: Property Description


     Part 2:     Property subject to the option set forth in paragraph 15(d).

         The Lease will include a legal description of certain specific portions of the Leased Premises which are to be subject to the paragraph 15(d) option. The amount of indebtedness to be prepaid pursuant to the Senior Permitted Mortgage in connection with the exercise of such option will be the greater of (a) the amount herein set forth as the cost attributable to such portion of the Leased Premises or (b) the fair market value of such portion as determined pursuant to paragraph 15(c). Such property and amounts will be as follows:

                 West Fort Worth:          unimproved land - $100,000

                                   SCHEDULE B

                                    TO LEASE

                              Basic Rent Payments


         1. The instalments of Basic Rent payable for the Leased Premises during the Interim Term shall be: $6,668 per diem (based on a 360-day year of 12 30-day months), payable on August 31, 1984.

         2. Each instalment of Basic Rent payable for the Leased Premises during that portion of the Primary Term ending on and including August 31, 1989 shall be $691,409 and shall be payable semi-annually in arrears commencing on February 28, 1985 and thereafter on the last day of each August and February thereafter to and including August 31, 1989.

         3. Each instalment of Basic Rent payable for the Leased Premises during that portion of the Primary Term commencing on September 1, 1989 and ending on and including August 31, 1994 shall be $1,571,803 and shall be payable semi-annually in arrears commencing on February 28, 1990 and thereafter on the last day of each August and February thereafter to and including August 31, 1994.

         4. Each instalment of Basic Rent payable for the Leased Premises during that portion of the Primary Term commencing on September 1, 1994 and ending on and including August 31, 1999 shall be $1,599,188 and shall be payable semi-annually in arrears commencing on February 28, 1995 and thereafter on the last day of each August and February thereafter, to and including August 31, 1999.

         5. Each instalment of Basic Rent payable for the Leased Premises during that portion of the Primary Term commencing on September 1, 1999 and ending on and including August 31, 2004 shall be $2,440,619 and shall be payable semi-annually in arrears commencing on February 29, 2000 and thereafter on the last day of each August and February thereafter, to and including August 31, 2004.

         6. Each instalment of Basic Rent payable for the Lease to Premises during that portion of the Primary Term commencing on September 1, 2004 and ending on and including August 31, 2009 shall be $2,585,825 and should be payable semi-annually in arrears commencing on February 28, 2005 and thereafter on the last day of each August and February thereafter to and including August 31, 2009.

         7. Each instalment of Basic Rent for the Leased Premises during the Extended Terms shall be $1,175,000, and shall be payable semi-annually in arrears commencing on February 28, 2010 and thereafter on the last day of each August and February thereafter occurring during the Extended Terms.

         If any instalment of Basic Rent shall be payable on a date which shall not be a business day, then such instalment shall be payable on the first business day thereafter.

                                   SCHEDULE C

                                    TO LEASE

                         COMPUTATION OF PURCHASE PRICES

        Upon the purchase of the Leased Premises during the Interim or Primary Terms pursuant to paragraphs 12(b) or 14(c), the purchase price payable shall be an amount equal to the amount set forth in column 2 below opposite the period in which such purchase occurs (the first such amount being called "Lessor's Cost") (period 1 being the period beginning on the first day of the Interim Term and ending on and including February 28, 1985, period 2 being the period beginning on March 1, 1985 and ending on and including August 31, 1985, and each succeeding period being the following semiannual period to and including period 50).


             Column 1                                  Column 2
             --------                                  --------
         Purchase Period                            Applicable Amount
         ---------------                            -----------------


               1                                         $26,405,296
               2                                          27,661,280
               3                                          28,664,433
               4                                          29,746,062
               5                                          30,751,407
               6                                          31,809,467
               7                                          32,818,136
               8                                          33,850,098
               9                                          34,863,375
              10                                          35,891,867
              11                                          36,576,595
              12                                          36,744,483
              13                                          36,878,346
              14                                          38,979,820
              15                                          37,085,896
              16                                          37,206,250
              17                                          37,341,716
              18                                          37,493,127
              19                                          37,661,416
              20                                          37,847,563
              21                                          38,025,262
              22                                          38,218,155
              23                                          38,426,981




24                                               38,652,186
25                                               38,894,730
26                                               39,155,290
27                                               39,434,663
28                                               39,733,686
29                                               40,053,240
30                                               40,394,253
31                                               39,692,606
32                                               38,953,827
33                                               38,175,132
34                                               37,353,526
35                                               36,485,793
36                                               35,568,471
37                                               34,597,843
38                                               33,569,910
39                                               32,480,373
40                                               31,324,614
41                                               29,822,990
42                                               28,234,468
43                                               26,552,917
44                                               24,771,760
45                                               22,883,943
46                                               20,881,899
47                                               18,757,508
48                                               16,502,058
49                                               14,106,204
50                                               11,559,914


        Upon a partial prepayment of the indebtedness secured by the Senior Permitted Mortgage referred to in paragraph 12(c), 14(b) or 15(e) of this Lease, the amounts set forth above shall be reduced by an amount equal to the amount of the reduction of the principal amount of such indebtedness scheduled to be outstanding during each purchase period, after giving effect to the revised amortization thereof resulting from such partial prepayment in accordance with the terms thereof. (In case such indebtedness is prepaid or other wise refinanced, the amounts so determined shall be reduced as if such indebtedness had remained outstanding.)

    IN WITNESS WHEREOF, the parties hereto have caused this Lease to be signed as of the date first above written.



                                  CLINTON STREET LIMITED PARTNERSHIP,
                                  as Lessor

                                  By: Liberty Street Limited Partnership - 84,
                                      A General Partner


                                  By: /s/ E. DAVISSON HARDMAN, JR.,
                                      -----------------------------
                                           E. Davisson Hardman, Jr.,
                                             A General Partner




                                  LINCOLN NATIONAL PENSION INSURANCE COMPANY,
                                     as Lessee

                                  By: /s/ MAX A. ROESLER
                                      -----------------------------
                                      Name:  Max A. Roesler
                                      Title: Vice President





                           This document prepared by:

                                 Csaplar & Bok
                              One Winthrop Square
                          Boston, Massachusetts 02110

                                   Exhibit A


                                                       Fort Wayne, Indiana
                                                       Lincoln National Pension
                                                         Insurance Company
                                                       ("Lincoln West" site)


Parcel 1

A part of the Fractional Northwest Quarter of Section 7, Township 30 North, Range 12 East, Allen County, Indiana, together with a part of the Northeast Quarter of Section 12, Township 30 North, Range 11 East, Allen County, Indiana, both said parts being more particularly described as follows, to-wit:

Commencing at the Northwest corner of said Section 7; thence N 89 degrees-56'- 27" E, on and along the North line of said Section 7, by deed, a distance of
422.70 feet; thence S 00 degrees-03'-33" E, by deed, a distance of 145.0 feet to the true point of beginning, located on the South right-of-way line of State Road #14 (Illinois Road); thence S 00 degrees-03'-33" E a distance of 355.0 feet; thence N 89 degrees-56'-27" E, a distance of 441.41 feet; thence S 25 degrees-06'-36" W, a distance of 147.78 feet; thence S 13 degrees-27'-48" W, a distance of 97.28 feet; thence S 28 degrees-49'-50" E, a distance of 89.15 feet; thence S 23 degrees-07'-55" E, a distance of 116.43 feet; thence S 67 degrees-37'-33" E, a distance of 175.26 feet; thence S 24 degrees-31'-40"E, a distance of 294.38 feet; thence S 17 degrees-47'-02" E, a distance of 117.18 feet to the Northwest corner of a 0.228 acre tract of land conveyed to Professional Building Corporation of Fort Wayne in a deed appearing at Document #74-22292 in the Office of the Recorder of Allen County, Indiana; thence S 02 degrees-04'-49" E, on and along the Westerly line of said 0.228 acre tract, a distance of 75.15 feet to the Southwest corner thereof; thence N 89 degrees-56'-19" E, on and along the South line of said 0.228 acre tract, a distance of 133.98 feet to the Southeast corner thereof, said Southeast corner being a point situated on the West line of a 60 foot-wide roadway and utility easement granted in Deed Record 716, pages 150-152 in the Office of the Recorder of Allen County, Indiana, said easement being known as Magnavox Way as said name was established in an instrument appearing at Document #70-9781 in the Office of the Recorder of Allen County, Indiana; thence S 00 degrees-03'-32" E, on and along the West line of said easement, a distance of
275.0 feet; thence S 66 degrees-10'-20" W, a distance of 1122.16 feet; thence
S 89 degrees-56'-27" W, a distance of 765.0 feet; thence S 18 degrees-39'-00" W, a distance of 484.96 feet to an existing line fence; thence S 88 degrees-03'-10" W a distance of 345.52 feet to the Easterly right-of-way line of Interstate Highway #69; thence Northeasterly, on and along said Easterly right-of-way line on the following courses and distances:

PARCEL 2 (Magnavox Way)

An easement for the purpose of ingress and egress and utilities for the benefit of Parcel 1 created in a deed recorded November 7, 1968 in Deed Record 716, pages 150-152 and modified by Agreements recorded as Document Numbers 70-9781 and 80-16836 over the following real estate.

A strip of land 60 feet in width lying 30 feet on either side of the line described as follows:

Beginning at the North Quarter Corner of said Section 7, running thence South 89 degrees 56' 27" West along the North line of Section 7, 549.00 feet; thence South 00 degrees 08' 33" East 167.5 feet more or less to the South
Right-of-Way line of Frontage Road No. 1, the true point of beginning of this description; thence continuing South 00 degrees 08' 33" East 185.48 feet; thence on a tangent curve to the right having a central angle of 23 degrees and a length of 250.00 feet; thence South 24 degrees 38' 27" West 46.88 feet; thence on a tangent curve to the left having a central angle of 24 degrees 41' 59" and a length of 247.00 feet; thence South 00 degrees 03' 32" East 1500.00 feet more or less to the North line of the South Half of the South Half of the Southeast Quarter of the Northwest Quarter of Section 7, Township 30 degrees North, Range 12 East, the South line of Inverness Investors, Inc. Property.

PARCEL 3

An easement for the purpose of ingress and egress for the benefit of Parcel 1 created in an Easement recorded November 7, 1963 in Deed Record 716, pages 153-157 and modified by Agreement recorded as Document Numbers 70-9781 and 80-16836 over the following described real estate.

Part of the South Half of the South Half of the Southeast Quarter of the fractional Northwest Quarter of Section 7, Township 30 North, Range 12 East, in Allen County, Indiana, more particularly described as follows, to wit:

Beginning at the Northeast corner of said South Half of the South Half of the Southeast Quarter of the fractional Northwest Quarter of Section 7, on the center line of Getz Road; thence West along the North line of the South Half of the South Half of the Southeast Quarter of the fractional Northwest Quarter of said Section 7, a distance of 1323.13 feet to a stone marking the Northwest corner of the South Half of the South Half of the Southeast Quarter of the fractional Northwest Quarter of said Section 7; thence South along the West line of the East Half of the said fractional Northwest Quarter of Section 7, a distance of 50.00 feet; thence East and parallel to the North line of said South Half of the South Half of the Southeast Quarter of the fractional Northwest Quarter of Section 7, a distance of 1323.13 feet to a point, on the center line of Getz Road, 50 feet South of the place of beginning, thence
North on the center line of the Getz Road a distance of 50.0 feet to the place of beginning; and for the installation and perpetual maintenance of sewer and water line within the Northern Half of the above described real estate.

                                        Re: Lease I Agreement
                                               Guaranty
                                            Memorandum of Lease and Agreement
                                            Assignment of Lease and Guaranty
                                            Reassignment of Lease and Guaranty
                                            Second Assignment of Lease and
                                               Guaranty
                                            Second Reassignment of Lease and
                                               Guaranty
                                            ("Lincoln West" site)

                              CORRECTION AGREEMENT

         THIS AGREEMENT, made this 7th day of November, 1985, by and between: CLINTON STREET LIMITED PARTNERSHIP, an Indiana limited partnership, having an address c/o Dean Witter Realty Inc., 130 Liberty Street, New York, New York, 10006; LINCOLN NATIONAL PENSION INSURANCE COMPANY, an Indiana corporation, having an address at 1300 South Clinton Street, Fort Wayne, Indiana 46801; CLINTON HOLDING CORPORATION, a Delaware corporation, having an address c/o Dean Witter Realty Inc., 130 Liberty Street, New York, New York 10006; THE CONNECTICUT BANK AND TRUST COMPANY, NATIONAL ASSOCIATION, and F. W. KAWAM, both having an address at One Constitution Plaza, Hartford Connecticut 06115; LINCOLN NATIONAL CORPORATION, having an address at 1300 South Clinton Street, Fort Wayne, Indiana 46801 and AMERICAN STATES INSURANCE COMPANY, having an address at 500 North Meridian Street, Indianapolis, Indiana 46207.

                                  WITNESSETH:

         WHEREAS, the parties to this agreement are parties to one or more instruments, all dated as of August 1, 1984, in connection with the leasing by Lincoln National Pension Insurance Company of a certain parcel of land located in Allen County, Indiana, commonly known as the "Lincoln West" site, the legal description of which is set forth on Schedule A hereto, which aforementioned instruments were recorded on August 29, 1984, (unless otherwise noted below) in 85-034289




                       THREE RIVERS TITLE COMPANY, INC.


                            ALLEN COUNTY RECORDER
                              VIRGINIA L. YOUNG
the Office of the Recorder of Allen County, Indiana, and which instruments are as follows:

1.       Lease and Agreement
         (Not recorded)
         The parties to which are:
                 Clinton Street Limited Partnership, as "Lessor"
                                           and
                 Lincoln National Pension Insurance Company, as "Lessee"

2.       Guaranty
         (Not recorded)
         From:   Lincoln National Corporation, as "Guarantor"
         To:     Clinton Street Limited Partnership, as "Owner"

3.       Memorandum of Lease and Agreement
         Recorded as Instrument No. 84-021076
         The parties to which are:
                 Clinton Street Limited Partnership, as "Lessor"
                                           and
                 Lincoln National Pension Insurance Company, as "Lessee"

4.       Assignment of Lease and Guaranty
         Recorded as Instrument No. 84-021078
         From:   Clinton Street Limited Partnership, as "Owner"
         To:     Clinton Holding Corporation, as "Assignee"

         Consented to by: Lincoln National Pension Insurance Company
                                           and
                          Lincoln National Corporation

5.       Reassignment of Lease and Guaranty
         Recorded as Instrument No. 84-021080
         From:   Clinton Holding Corporation, as "Company"
         To:     The Connecticut Bank and Trust Company, National
                   Association and F. W. Kawan, as "Trustees"

         Consented to by: Lincoln National Pension Insurance Company
                                           and
                          Lincoln National Corporation

6.       Second Assignment of Lease and Guaranty
         Recorded as Instrument No. 84-021084
         From:   Clinton Street Limited Partnership, as "Owner"
         To:     Clinton Holding Corporation, as "Assignee"

         Consented to by: Lincoln National Pension Insurance Company
                                           and
                          Lincoln National Corporation

7.       Second Reassignment of Lease and Guaranty
         Recorded as Instrument No. 84-021082
         From:   Clinton Holding Corporation, as "Company"
         To:     American States Insurance Company, as "Assignee"

         Consented to by: Lincoln National Pension Insurance Company
                                           and
                          Lincoln National Corporation

         WHEREAS, the legal description of the "Lincoln West" site which is set forth in Schedule A to each of the foregoing instruments has been determined to be incomplete and, therefore, incorrect, and

         WHEREAS, it is the mutual desire of the parties hereto that the foregoing instruments be corrected by having appended to each instrument a complete and correct Schedule A legal description, and, in the event any such instrument has been recorded, that such instrument be corrected of record,

         NOW THEREFORE, in consideration of the sum of Ten Dollars ($10.00) paid by each of the parties hereto to each of the other parties hereto, and other valuable considerations each to the other in hand paid, the receipt and sufficiency of which are hereby acknowledged, the parties do mutually covenant and agree:

         1. That Schedule A to this agreement be and it hereby is substituted for Schedule A to all of the foregoing instruments.

         2. That all other terms, conditions, and covenants of the aforesaid instruments are and shall remain in full force and effect except as hereby corrected.

         3. That by inadvertence the aforesaid Second Reassignment of Lease and Guaranty (recorded as Instrument No. 84-021082) was recorded prior in time to the aforesaid Second Assignment of Lease and Guaranty (recorded as Instrument No. 84-021084) and such order of recording to the contrary notwithstanding, all parties hereto agree that such Second Reassignment of Lease and Guaranty shall be subject and subordinate to the aforesaid Second Assignment of Lease and Guaranty and said Second Assignment of Lease and Guaranty shall be considered for all purposes as if and treated as though it had been signed, sealed, delivered and recorded prior in time to the aforesaid Second Reassignment of Lease and Guaranty.

         4. That subparagraph (iv) appearing at lines twenty-three through twenty-six of the first page of ASSIGNMENT OF LEASE AND GUARANTY From CLINTON STREET LIMITED PARTNERSHIP To CLINTON HOLDING CORPORATION with respect to Property Location: West Fort Wayne, Indiana, is corrected to read as follows:

                 "(iv) Series D 14.70% Secured Note Due September 1, 1999 in the original principal amount of $2,805,280 (herein, together with any notes issued in exchange or replacement therefor, called the Series D Owner's Note)."

         5. That this agreement may be executed in any number of counterparts and each counterpart shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same agreement.

         6. That the parties hereto are authorized and directed to attach this Correction Agreement to each of the aforesaid instruments, as a part and portion thereof, and to record same among the public records in the Office of the Recorder of Allen County, Indiana, and elsewhere as they shall deem appropriate.

         This Agreement shall bind and shall inure to the benefit of the respective heirs, successors and assigns of the parties hereto.

         IN WITNESS WHEREOF, the parties have caused this instrument to be executed as of the day and year first above written.

                                         CLINTON STREET LIMITED PARTNERSHIP

                                         BY:  Liberty Street Limited Partnership
                                                 -84, A General Partner


                                         BY:      E. DAVISSON HARDMAN, JR.
                                            ---------------------------------
                                                  E. Davisson Hardman, Jr.
                                                  A General Partner




                                         LINCOLN NATIONAL PENSION INSURANCE
                                           COMPANY,


                                         BY:         MAX ROESLER
                                            --------------------------------
                                             Name:   Max Roesler

                                             Title:  Vice President

(SEAL)

Attest:

BY:        DOLORES PRANGE
    ---------------------------
    Name:  Dolores Prange

    Title: Assistant Secretary


                                         CLINTON HOLDING CORPORATION

                                         BY:       E. DAVISSON HARDMAN, JR.
                                            --------------------------------
                                             Name: E. Davisson Hardman, Jr.

                                             Title:  President


(SEAL)

Attest:

BY:        ALEXANDER J. JORDAN JR.
    -------------------------------
    Name:  Alexander J. Jordan Jr.

    Title:  Assistant Secretary

                                             THE CONNECTICUT BANK AND TRUST
                                               COMPANY, NATIONAL ASSOCIATION


                                             BY:      MASON M. LEMONT
                                                ----------------------------
                                                Name: MASON M. LEMONT

                                                Title: Asst. Vice President


(SEAL)

Attest:

BY:      V. KREUSCHER
   ------------------------
   Name: V. Kreuscher

   Title: Assistant Vice President


                                                  F.W. KAWAM
                                             -----------------------
                                                  F. W. Kawan


                                             LINCOLN NATIONAL CORPORATION

                                             BY:       MAX ROESLER
                                                -----------------------------
                                                Name:  Max Roesler

                                                Title: Vice President

(SEAL)

Attest:

BY:        DOLORES PRANGE
    -----------------------
    Name:  Dolores Prange

    Title: Assistant Secretary

                                             AMERICAN STATES INSURANCE COMPANY

                                             BY:        F. ERNEST BARTHEL
                                                 -----------------------------
                                                 Name:  F. Ernest Barthel

                                                 Title: Vice President

(SEAL)

Attest:

By:        THOMAS M. OBER
   ------------------------
   Name:   Thomas M. Ober

   Title:  Secretary

COMMONWEALTH OF MASSACHUSETTS )
                              ) SS:
COUNTY OF SUFFOLK             )

         Before me, a Notary Public in and for said County and State, personally appeared E. Davisson Hardman, Jr., a general partner of LIBERTY STREET LIMITED PARTNERSHIP-84 a Massachusetts limited partnership, which is the general partner of CLINTON STREET LIMITED PARTNERSHIP, an Indiana limited partnership and acknowledged the execution of the foregoing instrument as such partner to be his free and voluntary act as such partner of LIBERTY STREET LIMITED PARTNERSHIP-84, and it as a general partner acting on behalf of CLINTON STREET LIMITED PARTNERSHIP.

         Witness my hand and Notarial Seal this 7th day of November, 1985.

                                               Signature  DOLORES M. ANTONINO
                                                        ----------------------

                                               Printed  Dolores M. Antonino
                                                        ----------------------
                                                          NOTARY PUBLIC

My commission expires:

July 25, 1991
---------------------

STATE OF INDIANA )
                 ) SS:
COUNTY OF ALLEN: )

        Before me, Donald F. Butler, a Notary Public, this 7th day of November, 1985, personally appeared Max Roesler and Dolores Prange, as Vice President and Assistant. Secretary, respectively, of LINCOLN NATIONAL PENSION INSURANCE COMPANY, a corporation, and acknowledged the execution of the foregoing instrument as their free and voluntary act and deed and as the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned.


                                                  DONALD F. BUTLER
                                                 ------------------------------
                                                 Donald F. Butler  NOTARY PUBLIC


(SEAL)

My Commission Expires:

     May 25, 1987
---------------------

Resident of DeKalb County, Indiana

COMMONWEALTH OF MASSACHUSETTS )
                              ) SS:
COUNTY OF SUFFOLK             )


         Before me, a Notary Public in and for said County and State, personally appeared E. Davisson Hardman, Jr. and Alexander J. Jordan, Jr., the President and Asst. Secretary respectively, of CLINTON HOLDING CORPORATION, a corporation organized and existing under the laws of the State of Delaware, and acknowledge the execution of the foregoing instrument as such officers acting for and on behalf of said corporation.

         Witness my hand and Notarial Seal this 7th day of November, 1985


                                           Signature   DOLORES M. ANTONINO
                                                  ------------------------

                                           Printed Dolores M. Antonino
                                                  ------------------------
                                                   NOTARY PUBLIC

                                                      (SEAL)

My commission expires:

July 25, 1991
--------------------

STATE OF CONNECTICUT   )
                       )  SS:
COUNTY OF HARTFORD     )


        Before me, Ruth A. Smith, a Notary Public, this 7th day of November, 1985, personally appeared Mason M. Lemont and V. Kreuscher, the ASSISTANT VICE PRESIDENT and ASSISTANT VICE PRESIDENT, respectively of THE CONNECTICUT BANK AND TRUST COMPANY, NATIONAL ASSOCIATION, who acknowledged execution of the foregoing instrument as their free and voluntary act and deed and as the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned.

                                                            RUTH A. SMITH
                                                       -----------------------
                                                            NOTARY PUBLIC

                                                               (SEAL)

My Commission Expires:

3/3/89
---------------------

STATE OF CONNECTICUT   )
                       )  SS:
COUNTY OF HARTFORD     )



        Before me, Ruth A. Smith, a Notary Public, this 7th day of
November, 1985, personally appeared F. W. Kawam who acknowledged execution of the foregoing instrument as his free and voluntary act and deed, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned.

                                                           RUTH A. SMITH
                                                       -----------------------
                                                            NOTARY PUBLIC

My Commission Expires:

3/3/89
---------------------

STATE OF INDIANA    )
                    )  SS:
COUNTY OF ALLEN     )


    Before me, Donald F. Butler, a Notary Public, this 7th day of November, 1985, personally appeared Max Roesler and Dolores Prange, as Vice President and Assistant Secretary respectively, of LINCOLN NATIONAL CORPORATION, a corporation, and acknowledged the execution of the foregoing instrument as their free and voluntary act and deed and as the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned.


                                  DONALD F. BUTLER
(SEAL)                            ---------------------------------
                                  Donald F. Butler  NOTARY PUBLIC


My Commission Expires:

      May 25, 1987
----------------------

Resident of DeKalb County, Indiana

STATE OF INDIANA    )
                    )  SS:
COUNTY OF MARION    )


    Before me, Donald F. Butler, a Notary Public, this 7th day of November, 1985, personally appeared F. Ernest Barthel and Thomas M. Ober, as Vice President and Secretary respectively, of AMERICAN STATES INSURANCE COMPANY, a corporation, and acknowledged the execution of the foregoing instrument as their free and voluntary act and deed and as the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned.


                                  DONALD F. BUTLER
(SEAL)                            ---------------------------------
                                  Donald F. Butler  NOTARY PUBLIC


My Commission Expires:

      May 25, 1987
----------------------

Resident of DeKalb County, Indiana


This instrument prepared by Donald F. Butler, Attorney, for Lincoln National Corporation, 1300 S. Clinton St., Fort Wayne, IN 46801.

                                   SCHEDULE A

     PARCEL 1                                      Fort Wayne, Indiana
                                                   Lincoln National Pension
                                                    Insurance Company
                                                   ("Lincoln West" site)

A part of the Fractional Northwest Quarter of Section 7, Township 30 North, Range 12 East, Allen County, Indiana, together with a part of the Northeast Quarter of Section 12, Township 30 North, Range 11 East, Allen County, Indiana, both said parts being more particularly described as follows, to wit:

Commencing at the Northwest corner of said Section 7; thence N 89 degrees-56'-27" E, on and along the North line of said Section 7, by deed, a distance of 422.70 feet; thence S 00 degrees-03'-33" E, by deed, a distance of
145.0 feet to the true point of beginning, located on the South right-of-way line of State Road #14 (Illinois Road); thence S 00 degrees-03'-33" E, a distance of 355.0 feet; thence N 89 degrees-56'-27" E, a distance of 441.41 feet; thence S 25 degrees-06'-36" W, a distance of 147.78 feet; thence S 13 degrees-27'-48" W, a distance of 97.28 feet; thence S 28 degrees-49'-50" E, a distance of 89.15 feet; thence S 23 degrees-07'-55" E, a distance of 116.43 feet; thence S 67 degrees-37'-33" E, a distance of 175.26 feet; thence S 24 degrees-31'-40" E, a distance of 294.38 feet; thence S 17 degrees-47'-02" E, a distance of 117.18 feet to the Northwest corner of a 0.228 acre tract of land conveyed to Professional Building Corporation of Fort Wayne in a deed appearing at Document #74-22292 in the Office of the Recorder of Allen County, Indiana; thence S 02 degrees-04'-49" E, on and along the Westerly line of said 0.228 acre tract, a distance of 75.15 feet to the Southwest corner thereof; thence N 89 degrees-56'-19" E, on and along the South line of said 0.228 acre tract, a distance of 133.98 feet to the Southeast corner thereof, said Southeast corner being a point situated on the West line of a 60 foot-wide roadway and utility easement granted in Deed Record 716, pages 150-152 in the Office of the Recorder of Allen County, Indiana, said easement being known as Magnavox Way as said name was established in an instrument appearing at Document #70-9781 in the Office of the Recorder of Allen County, Indiana; thence S 00 degrees-03'-32" E, on and along the West line of said easement, a distance of
275.0 feet; thence S 66 degrees-10'-20" W, a distance of 1122.16 feet; thence S 89 degrees-56'-27" W, a distance of 765.0 feet; thence S 18 degrees-39'-00" W, a distance of 484.96 feet to an existing line fence; thence S 88 degrees-03'-10" W, a distance of 345.54 feet to the Easterly right-of-way line of Interstate Highway #69; thence Northeasterly, on and along said Easterly right-of-way line on the following courses and distances:

     Northeasterly, on and along the arc of a regular curve to the left having a radius of 4046.53 feet, and being situated 140.0 feet (measured radially) Southeasterly of and concentric to the centerline of I-69, an arc distance of 12.83 feet (the chord of which bears N 30 degrees-21'-38" E, for a length of 12.83 feet); thence N 21 degrees-50'-12" E, a distance of 414.04 feet to a point situated 100.0 feet (measured radially), Southeasterly of said I-69 centerline; thence Northeasterly, on and along the arc of a regular curve to the left having a radius of 4006.53 feet, and being situated 100.0 feet (measured radially) Southeasterly of and concentric to said I-69 centerline, an arc distance of 410.24 feet (the chord of which bears N 21 degrees-30'-24" E, for a length of 410.06 feet); thence N 23 degrees-24'-07" E, a distance of 103.17 feet to a point situated 110.0 feet (measured radially) Southeasterly of said I-69 centerline; thence N 18 degrees-36'-20" E, a distance of 307.75 feet to a point situated 130.0 feet (measured radially) Southeasterly of said I-69 centerline; thence N 14 degrees-46'-15" E, a distance of 173.94 feet to a point situated 140.0 feet (measured radially) Southeasterly of said I-69 centerline; thence Northeasterly, on and along the arc of a regular curve to the right having a radius of 884.93 feet and being situated 70.0 feet (measured radially) Southeasterly of an concentric to Line "S-E-C" as said "S-E-C" is defined by the Southeasterly edge of pavement of an existing 18 foot-wide concrete ramp, an arc distance of 327.39 feet (the chord of which bears N 26 degrees-38'-02" E, (for a length of 325.53 feet); thence N 35 degrees-55'-21" E, a distance of 804.13 feet to a point situated 50.0 feet (measured at right angles) Southeasterly of said line "S-E-C"; thence Northeasterly, on and along the arc of a regular curve to the right having a radius of 666.20 feet and being situated 50.0 feet (measured radially) Southeasterly of and concentric to said line "S-E-C", an arc distance of
     355.97 feet (the chord of which bears N 52 degrees-07'-50" E, for a length of 351.75 feet) to the true point of beginning.

                                  SCHEDULE A          Fort Wayne, Indiana
                                                      Lincoln National Pension
                                                        Insurance Company
                                                      ("Lincoln West" site)


PARCEL 2

An easement for the purpose of ingress and egress and utilities for the benefit of Parcel 1 created in a deed recorded November 7, 1968 in Deed Record 716, pages 150-152 and modified by Agreements recorded as Document Numbers 70-9781 and 80-16836 over the following real estate.

A strip of land 60 feet in width lying 30 feet on either side of the line described as follows:

Beginning at the North Quarter Corner of said Section 7, running thence South 89 degrees 56' 27" West along the North line of Section 7, 549.00 feet; thence South 00 degrees 08' 33" East 167.5 feet more or less to the South Right-of-Way line of Frontage Road No. 1, the true point of beginning of this description; thence continuing South 00 degrees 08' 33" East 185.48 feet; thence on a tangent curve to the right having a central angle of 25 degrees and a length of
250.00 feet; thence South 24 degrees 38' 27" West 46.88 feet; thence on a tangent curve to the left having a central angle of 24 degrees 41' 59" and a length of 247.00 feet; thence South 00 degrees 03' 32" East 1500.00 feet more or less to the North line of the South Half of the South Half of the Southeast Quarter of the Northwest Quarter of Section 7, Township 30' North, Range 12 East, the South line of Inverness Investors, Inc. Property.

PARCEL 3

An easement for the purpose of ingress and egress for the benefit of Parcel 1 created in an Easement recorded November 7, 1968 in Deed Record 716, pages 153-157 and modified by Agreement recorded as Document Numbers 70-9781 and 80-16836 over the following described real estate.

Part of the South Half of the South Half of the Southeast Quarter of the fractional Northwest Quarter of Section 7, Township 30 North, Range 12 East, in Allen County, Indiana, more particularly described as follows, to wit:

Beginning at the Northeast corner of said South Half of the South Half of the Southeast Quarter of the fractional Northwest Quarter of Section 7, on the center line of Getz Road; thence West along the North line of the South Half of the South Half of the Southeast Quarter of the fractional Northwest Quarter of said Section 7, a distance of 1323.13 feet to a stone marking the Northwest corner of the South Half of the South Half of the Southeast Quarter of the fractional Northwest Quarter of said Section 7; thence South along the West line of the East Half of the said fractional Northwest Quarter of Section 7, a distance of 50.00 feet; thence East and parallel to the North line of said South Half of the South Half of the Southeast Quarter of the fractional Northwest Quarter of Section 7, a distance of 1323.13 feet to a point, on the center line of Getz Road, 50 feet South of the place of beginning, thence North on the center line of the Getz Road a distance of 50.0 feet to the place of beginning; and for the installation and perpetual maintenance of sewer and water line within the Northern Half of the above described real estate.

                                        Re:  Lease and Agreement
                                                Guaranty
                                             Memorandum of Lease and
                                                Agreement
                                             Assignment of Lease and
                                                Guaranty
                                             Reassignment of Lease and
                                                Guaranty
                                             Second Assignment of Lease
                                                and Guaranty
                                             Second Reassignment of Lease
                                                and Guaranty
                                             ("Lincoln West" site)

                                PARTIAL RELEASE

         In consideration of the sum of Ten Dollars ($10.00) and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, as parties to one or more of the following-described instruments, to-wit:

1.       Lease and Agreement -
         (Not recorded)
         The parties to which are:
                 Clinton Street Limited Partnership, as "Lessor"
                                      and
                 Lincoln National Pension Insurance Company, as "Lessee"

2.       Guaranty
         (Not recorded)
         From:     Lincoln National Corporation, as "Guarantor"
         To:       Clinton Street Limited Partnership, as "Owner"

3.       Memorandum of Lease and Agreement
         Recorded as Instrument No. 84-021076
         The parties to which are:
                 Clinton Street Limited Partnership, as "Lessor"
                                      and
                 Lincoln National Pension Insurance Company, as "Lessee"

4.       Assignment of Lease and Guaranty
         Recorded as Instrument No. 84-021078
         From:     Clinton Street Limited Partnership, as "Owner"
         To:       Clinton Holding Corporation, as "Assignee"

         Consented to by:       Lincoln National Pension Insurance Company
                                      and
                                Lincoln National Corporation

5.       Reassignment of Lease and Guaranty
         Recorded as Instrument No. 84-021080
         From:     Clinton Holding Corporation, as "Company"
         To:       The Connecticut Bank and Trust Company, National
                     Association and F. W. Kawam, as "Trustees"

                       THREE RIVERS TITLE COMPANY, INC.

                             1985 NOV 19 AM 3:55
                            ALLEN COUNTY RECORDER
                              VIRGINIA L. YOUNG

         Consented to by: Lincoln National Pension Insurance Company
                                      and
                          Lincoln National Corporation

6.       Second Assignment of Lease and Guaranty
         Recorded as Instrument No. 84-021084
         From:    Clinton Street Limited Partnership, as "Owner"
         To:      Clinton Holding Corporation, as "Assignee"

         Consented to by:    Lincoln National Pension Insurance Company
                                      and
                             Lincoln National Corporation

7.       Second Reassignment of Lease and Guaranty
         Recorded as Instrument No. 84-021082
         From:     Clinton Holding Corporation, as "Company"
         To:       American States Insurance Company, as "Assignee"

         Consent to be:      Lincoln National Pension Insurance Company
                                      and
                             Lincoln National Corporation

hereby release and discharge the real estate more particularly bounded and described in Exhibit A hereto from the incumbrance and effect the above-described instruments, which instruments were corrected by that certain Correction Agreement by and among the parties hereto dated November 7, 1985, and recorded November 19, 1985, in the Office of the Recorder of Allen County, Indiana, as Instrument No. 85-34289.

         The parties hereto agree that this Partial Release may be executed in any number of counterparts and each counterpart shall for all purposes be deemed to be an original; and such counterparts shall together constitute but one and the same instrument.

         Dated this 7th day of November, 1985.

                                        CLINTON STREET LIMITED PARTNERSHIP

                                        BY:  Liberty Street Limited Partnership
                                                -84, A General Partner


                                        BY: E. DAVISSON HARDMAN, JR.
                                            ---------------------------------
                                            E. Davisson Hardman, Jr.
                                            A General Partner


                                        LINCOLN NATIONAL PENSION INSURANCE
                                          COMPANY


                                        BY: MAX ROESLER
                                            ---------------------------------
                                            Name:   Max Roesler

                                            Title:  Vice President

(SEAL)

Attest:

BY: DOLORES PRANGE
    -------------------------
    Name:  Dolores Prange

    Title:  Assistant Secretary


                                        CLINTON HOLDING CORPORATION

                                        BY:  E. DAVISSON HARDMAN, JR.
                                           ----------------------------------
                                           Name: E. Davisson Hardman, Jr.

                                           Title: President

(SEAL)

Attest:

BY: ALEXANDER J. JORDAN, JR.
   --------------------------
   Name: Alexander J. Jordan, Jr.

   Title: Assistant Secretary

                                        THE CONNECTICUT BANK AND TRUST
                                          COMPANY NATIONAL ASSOCIATION


                                        BY: MASON M. LEMONT
                                            ---------------------------------
                                            Name: MASON M. LEMONT
                                            Title: Asst. Vice President

(SEAL)

Attest:

BY: V. KREUSCHER
    -------------------------
    Name:  V. Kreuscher

    Title:  ASSISTANT VICE PRESIDENT



                                             F. W. KAWAM
                                            ---------------------------------
                                              F. W. Kawam




                                        LINCOLN NATIONAL CORPORATION

                                        BY:  MAX ROESLER
                                           ----------------------------------
                                           Name:   Max Roesler

                                           Title:  Vice President


(SEAL)

Attest:

BY: DOLORES PRANGE
    -------------------------
    Name: Dolores Prange

    Title: Assistant Secretary


                                        AMERICAN STATES INSURANCE COMPANY

                                        BY: F. ERNEST BARTHEL
                                           ----------------------------------
                                           Name: F. Ernest Barthel

                                           Title: Vice President

(SEAL)

Attest:

BY: THOMAS M. OBER
   --------------------------
   Name: Thomas M. Ober

   Title: Secretary

COMMONWEALTH OF MASSACHUSETTS )
                              ) SS:
COUNTY OF SUFFOLK             )

     Before me, a Notary Public in and for said County and State, personally appeared E. Davisson Hardman, Jr., a general partner of LIBERTY STREET LIMITED PARTNERSHIP-84 a Massachusetts limited partnership, which is the general partner of CLINTON STREET LIMITED PARTNERSHIP, an Indiana limited partnership and acknowledged the execution of the foregoing instrument as such partner to be his free and voluntary act as such partner of LIBERTY STREET LIMITED PARTNERSHIP-84, and it as a general partner acting on behalf of CLINTON STREET LIMITED PARTNERSHIP.

     Witness my hand and Notarial Seal this  7 day of November, 1985.

                                     Signature DOLORES M. ANTONINO
                                               -------------------

                                     Printed  Dolores M. Antonino
                                              --------------------
                                              NOTARY PUBLIC

My commission expires:                            (SEAL)

      July 25, 1991
------------------------

STATE  OF INDIANA )
                  ) SS:
COUNTY OF ALLEN   )

     Before me, Donald F. Butler,  a Notary Public, this 7th day of
November, 1985, personally appeared Max Roesler and Dolores Prange, as Vice President and Assistant Secretary, respectively, of LINCOLN NATIONAL PENSION INSURANCE COMPANY, a corporation, and acknowledged the execution of the foregoing instrument as their free and voluntary act and deed and as the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned.
                                       /s/ DONALD F. BUTLER
                                           -------------------------------
                                           Donald F. Butler  NOTARY PUBLIC
(SEAL)

My Commission Expires:

      May 25, 1987
------------------------

Resident of DeKalb County, Indiana

COMMONWEALTH OF MASSACHUSETTS  )
                               ) SS:
COUNTY OF SUFFOLK              )

     Before me, a Notary Public in and for said County and State, personally appeared E. Davisson Hardman, Jr. and Alexander J. Jordan, Jr., the President and Asst. Secretary respectively, of CLINTON HOLDING CORPORATION, a corporation organized and existing under the laws of the State of Delaware, and acknowledged the execution of the foregoing instrument as such officers acting for and on behalf of said corporation.

     Witness my hand and Notarial Seal this 7th day of November, 1985

                                            (SEAL)




                                             Signature DOLORES M. ANTONINO
                                                       -------------------

                                             Printed   Dolores M. Antonino
                                                            NOTARY PUBLIC


My commission expires:

      July 25, 1991
------------------------

STATE OF CONNECTICUT           )
                               ) SS:
COUNTY OF HARTFORD             )

     Before me, Ruth A. Smith, a Notary Public, this 7th day of November, 1985, personally appeared Mason M. Lemont and V. Kreuscher, the ASSISTANT VICE PRESIDENT and ASSISTANT VICE PRESIDENT, respectively of THE CONNECTICUT BANK AND TRUST COMPANY, NATIONAL ASSOCIATION, who acknowledged execution of the foregoing instrument as their free and voluntary act and deed and as the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned.
                                                    (SEAL)

                                              RUTH A. SMITH
                                           ------------------------
                                                  NOTARY PUBLIC


My Commission Expires:

      March 3, 1989
------------------------

STATE OF CONNECTICUT  )
                      ) SS:
COUNTY OF HARTFORD    )

     Before me, Ruth A. Smith, a Notary Public, this 7th day of November, 1985, personally appeared F. W. Kawam who acknowledged execution of the foregoing instrument as his free and voluntary act and deed, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned.
                                                           (SEAL)

                                                      RUTH A. SMITH
                                                   --------------------------
                                                            NOTARY PUBLIC


My Commission Expires:

      March 3, 1989
------------------------

STATE  OF INDIANA )
                  ) SS:
COUNTY OF ALLEN   )

     Before me, Donald F. Butler,  a Notary Public, this 7th day of
November, 1985, personally appeared Max Roesler and Dolores Prange, as Vice President and Assistant Secretary, respectively, of LINCOLN NATIONAL CORPORATION, a corporation, and acknowledged the execution of the foregoing instrument as their free and voluntary act and deed and as the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned.

                                                 DONALD F. BUTLER
                                                 -------------------------------
                                                 Donald F. Butler  NOTARY PUBLIC
    (SEAL)

My Commission Expires:

      May 25, 1987
----------------------

Resident of DeKalb County, Indiana

STATE OF INDIANA   )
                   ) SS:
COUNTY OF MARION   )

     Before me, Donald F. Butler, a Notary Public, this 7th day of November, 1985, personally appeared F. Ernest Barthel and Thomas M. Ober, as Vice President and Secretary respectively, of AMERICAN STATES INSURANCE COMPANY, a corporation, and acknowledged the execution of the foregoing instrument as their free and voluntary act and deed and as the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned.

                                                 DONALD F. BUTLER
                                                 -------------------------------
                                                 Donald F. Butler  NOTARY PUBLIC
(SEAL)

My Commission Expires:

      May 25, 1987
-------------------------

Resident of DeKalb County, Indiana



This instrument prepared by Donald F. Butler, Attorney, for Lincoln National Corporation, 1300 S. Clinton St., Fort Wayne, IN 46801.

                                   Exhibit A

A part of the Fractional Northwest Quarter of Section 7, Township 30 North, Range 12 East, Allen County, Indiana, being more particularly described as follows:

Commencing at the Northwest corner of said Section 7: thence North 89 deg. 56 min. 27 sec. East, on and along the North line of said Section 7, by deed, a distance of 422.70 feet; thence South 00 deg. 03 min. 33 sec. East by deed, a distance of 145.0 feet to the South right of way line of Road #14 (Illinois
Road); thence South 00 deg. 03 min. 33 sec. East, a distance of 355.0 feet; thence North 89 deg. 56 min. 27 sec. East, a distance of 441.41 feet; thence South 25 deg. 06 min. 36 sec. West, a distance of 147.78 feet; thence South 13 deg. 27 min. 48 sec. West, a distance of 97.28 feet; thence South 28 deg. 49 min. 50 sec. East, a distance of 89.15 feet; thence South 23 deg. 07 min. 55 sec. East, a distance of 116.43 feet; thence South 67 degrees 37 min. 33 sec. East, a distance of 175.26 feet; thence South 24 deg. 31 min. 40 sec. East, a distance of 294.38 feet; thence South 17 deg. 47 min. 02 sec. East, a distance of 117.18 feet to the Northwest corner of a 0.228 acre tract of land conveyed to Professional Building Corporation of Fort Wayne in a deed appearing at a Document #74-22292 in the Office of the Recorder of Allen County, Indiana; thence South 02 deg. 04 min. 49 sec. East, on and along the Westerly line of said 0.228 acre tract, a distance of 75.15 feet to the Southwest corner thereof; thence North 89 deg. 56 min. 19 sec. East, on and along the South line of said 0.228 acre tract, a distance of 133.98 feet to the Southeast corner thereof, said Southeast corner being a point situated on the West line of a 60 foot wide roadway and utility easement granted in Deed Record 716, pages 150-152 in the Office of the Recorder of Allen County, Indiana, said easement being known as Magnavox Way as said name was established in an instrument appearing at Document #70-9781 in the Office of the Recorder of Allen County, Indiana; thence South 00 deg. 03 min. 32 sec. East, on and along the West line of said easement, a distance of 200.0 feet to the point of beginning; thence continuing South 00 deg. 03 min. 32 sec. East 75.00 feet; thence South 66 deg. 10 min. 20 sec. West, a distance of 1122.16 feet; thence South 89 deg. 56 min. 27 sec. West, a distance of 18.20 feet; thence North 15 deg. 16 min. 15 sec. East, a distance of 549.10 feet; thence South 89 deg. 54 min. 52 sec. East, a distance of 900.00 feet to the point of beginning, containing 6.471 acres and subject to Easements and Rights of Way of Record.

                                     Property Location: West Fort Wayne, Indiana


                                                                      84-021078



                        ASSIGNMENT OF LEASE AND GUARANTY

                                      From

                       CLINTON STREET LIMITED PARTNERSHIP

                                       To

                          CLINTON  HOLDING CORPORATION



                          Dated as of August 1, 1984


                           This Document prepared by:
                                 Csaplar & Bok
                              One Winthrop Square
                          Boston, Massachusetts 02110

                       THREE RIVERS TITLE COMPANY, INC.

                             1984 AUG 29 PM 4:57
                            ALLEN COUNTY RECORDER
                              Virginia L. Young

         ASSIGNMENT OF LEASES AND GUARANTY, dated as of August 1, 1984, (herein, together with all supplements and amendments hereto, called this Agreement), from CLINTON STREET LIMITED PARTNERSHIP, an Indiana limited partnership (herein called Owner), having an address c/o Dean Witter Realty Inc., 130 Liberty Street, New York, New York 10006, to CLINTON HOLDING CORPORATION, a Delaware corporation, herein, together with its respective successors and assigns, called Assignee) having an address c/o Dean Witter Realty Inc., 130 Liberty Street, New York, New York 10006.

         To finance a portion of the cost to Owner of acquiring a fee interest in the parcel of land described in Schedule A hereto (the Land Parcel) and in the improvements located (the Land Parcel, together with the improvements located thereon being collectively called the Schedule A Property), Assignor, simultaneously with the execution and delivery hereof, is borrowing from Assignee the amount of $16,551,155, such borrowing being evidenced by its (i) Series A 13.90% Secured Note Due September 1, 1989, in the original principal amount of $660,066 (herein, together with any notes issued in exchange or replacement thereof, called the Series A Owner's Note), (ii) Series B 14.30% Secured Note Due September 1, 1994, in the original principal amount of $6,188,119 (herein, together with any notes issued in exchange or replacement therefor, called the Series B Owner's Note), (iii) Series C 14.60% Secured Note Due September 1, 1999, in the original principal amount of $5,742,574 (herein, together with any notes issued in exchange or replacement thereof, called the Series C Note), (iv) Series D 14.70% Secured Note Due September 1, 1999 in the original principal amount of $8,584,159 (herein, together with any notes issued in exchange or replacement therefor, called the Series D Owner's Note), and (v) Series E 15.00% Secured Note Due September 1, 1999 in the original principal amount of $1,155,116 (herein, together with any notes issued in exchange or replacement therefor, called the Series E Owner's Note; the Series E Owner's Note, together with the Series A Owner's Note, the Series B Owner's Note, the Series C Owner's Note and the Series D Owner's Note, are herein collectively called the Owner's Notes).

         To finance a portion of the cost to Owner of acquiring a fee interest in the parcel of land described in Schedule B hereto and in the improvements located thereon (the Schedule B Property), Assignor, simultaneously with the execution and delivery hereof, is borrowing from Assignee the amount of $50,646,535, such borrowing being evidenced by its (i) Series A 13.90% Secured Note Due September 1, 1989, in the original principal amount of $2,019,802,
(ii) Series B 14.30% Secured Note Due September 1, 1994, in the original principal amount of $18,935,644, (iii) Series C 14.60% Secured Note Due September 1, 1999, in the original principal amount of $17,572,277, (iv) Series D 14.70% Secured Note Due September 1, 1999 in the original principal amount of $8,584,159 and (v) Series E 15.00% Secured Note Due September 1, 1999 in the original principal amount of $3,534,653.

         To finance a portion of the cost to Owner of acquiring a fee interest in the parcel of land described in Schedule C hereto and in the improvements located (the Schedule C Property), Assignor, simultaneously with the execution and delivery hereof, is borrowing from Assignee the amount of $33,102,310, such borrowing being evidenced by its (i) Series A 13.90% Secured Note Due September 1, 1989, in the original principal amount of $1,320,132, (ii) Series B 14.30% Secured Note Due September 1, 1994, in the original principal amount of $12,376,237, (iii) Series C 14.60% Secured Note Due September 1, 1999, in the original principal amount of $11,485,149, (iv) Series D 14.70% Secured Note Due September 1, 1999 in the original principal amount of $5,610,561 and

(v) Series E 15.00% Secured Note Due September 1, 1999 in the original principal amount of $2,310,231.

         The Secured Notes of the Owner relating to the Schedule B Property and Schedule C Property are collectively called the Other Owner's Notes, and the Schedule A Property together with the Schedule B Property and the Schedule C Property are collectively called the Properties and individually called a Property.

         The Owner's Notes and the Other Owner's Notes are secured by three separate Mortgages, each dated as of the date hereof (the Mortgage relating to the Schedule A Property called the Mortgage and all three Mortgages collectively called the Mortgages), from Owner, as mortgagor, to Assignee, as mortgagee, which each creates a lien on a Property. As additional security for the Owner's Notes and the Other Owner's Notes, Owner is entering into the undertakings herein set forth. The Schedule A Property has been leased by Owner to Lincoln National Pension Insurance Company (the Lessee) under a Lease and Agreement, dated as of the date hereof (herein, together with all supplements and amendments thereto, and any memorandum or short form thereof entered into for the purpose of recording, called the Lease), between Owner, as lessor, and the Lessee, as lessee. The obligations of the Lessee under the Lease and hereunder has been guaranteed by Lincoln National Corporation (the Guarantor) pursuant to a Guaranty dated as of the date hereof (the Guaranty). In order to induce Assignee to purchase the Owner's Notes and the Other Owner's Notes and accept the Mortgages, Owner is entering into the undertakings herein set forth with Assignee and is assigning the Lease and the Guaranty to Assignee.

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged, Owner agrees as follows:

         1. Owner, in furtherance of the covenants of the Mortgages and as security for the payment of the principal of, premium, if any, and interest and all other sums payable on the Owner's Notes and the Other Owner's Notes, and of all other sums payable under the Mortgages, and the performance and observance of the provisions thereof, has assigned, transferred, conveyed and set over, and by these presents does assign, transfer, convey and set over to Assignee, all of Owner's estate, right, title and interest in, to and under the Lease, and the Guaranty together with all rights, powers, privileges, options and other benefits of Owner as lessor under the Lease and as beneficiary under the Guaranty including, but not by way of limitation, (i) the immediate and continuing right to receive and collect all rents, income, revenues, issues, profits, insurance proceeds, condemnation awards, moneys and security payable or receivable under the Lease or the Guaranty pursuant to any of the provisions of either thereof, whether as rents or as the purchase price of the Schedule A Property or otherwise (except sums payable directly to any person other than the lessor under the Lease), (ii) the right to accept any offer by Lessee to purchase the Schedule A Property, or part thereof, or any award payable in connection with a taking thereof (provided that such acceptance shall be permitted by the terms of Section 3.1(a) of the Mortgages), (iii) the right and power (which right and power are coupled with an interest) to execute and deliver, as agent and attorney-in-fact of Owner, an appropriate deed or other instrument necessary to convey the Schedule A Property, any part thereof or any award payable in connection with a taking thereof to Lessee if Lessee becomes obligated to purchase the Schedule A

Property, any part thereof or any award payable in connection with a taking thereof, (iv) the right to perform all other necessary or appropriate acts as said agent and attorney-in-fact with respect to any purchase and conveyance referred to in clause (iii) above, (v) the right to make all waivers and agreements, (vi) the right to give all notices, consents and releases, (vii) the right to take any legal action upon the happening of a default under the Lease or the Guaranty including the commencement, conduct and consummation of proceedings at law or in equity as shall be permitted under any provision of the Lease or the Guaranty or by law or in equity and (viii) the right to do any and all other things whatsoever which Owner or any lessor is or may be entitled to do under the Lease or the Guaranty.

         2. The assignment made hereby is executed as collateral security, and the execution and delivery hereof shall not in any way impair or diminish the obligations of Owner under the provisions of the Lease nor shall any of the obligations contained in the Lease be imposed upon Assignee. Upon a release of the Schedule A Property or part thereof from the lien of the Mortgage, pursuant to the provisions of the Mortgage, said assignment, and all rights herein assigned to Assignee shall cease and terminate and all the estate, right, title and interest of owner in and to the above-described assigned property shall revert to owner, and Assignee shall, at the request of Owner, deliver to Owner an instrument in recordable form cancelling this Agreement and reassigning to Owner the above-described assigned property. Upon the payment of the principal of and premium, if any, and all accrued interest on the Owner's Notes and the Other owner's Notes and of all other sums payable under the Mortgages, or upon a release of all of the Property from the lien of the Mortgage pursuant to the provisions of the Mortgage, said assignment and all rights herein assigned to Assignee shall cease and terminate and all the estate, right, title and interest of Owner in and to the above-described assigned property shall revert to Owner, and Assignee shall, at the request of Owner, deliver to Owner an instrument in recordable form cancelling this Agreement and reassigning to Owner the above-described assigned property.

         3. Owner hereby designates Assignee to receive all payments of Basic Rent, purchase prices and other sums payable to the lessor under the Lease and all payments receivable by Owner under the Guaranty and to receive duplicate original copies of all notices, undertakings, demands, statements, documents and other communications which the Guarantor is required or permitted to give, make, deliver to or serve upon assignor under the Guaranty and which the Lessee is required or permitted to give, make, deliver to or serve upon the lessor under the Lease. Owner hereby directs the Lessee to deliver to Assignee, at its address set forth above or at such other address as Assignee shall designate, duplicate original copies of all such notices, undertakings, demands, statements, documents and other communications and no delivery thereof by the Lessee shall be of any force or effect unless made to Owner and also made to Assignee as herein provided.

         4. Owner represents to Assignee that Owner has not executed any other assignment of the subject matter of this Assignment other than the Mortgage and that the Lease is in full effect and are not in default.

         5. Owner agrees that said assignment and the designation and direction to the Lessee hereinabove set forth are irrevocable, and that it will not take any action as lessor under the Lease or as the beneficiary under the Guaranty which is inconsistent with said assignment, or make any other assignment, designation or direction inconsistent therewith, and that any assignment, designation or direction inconsistent therewith shall be void.

Owner will, from time to time upon the request of Assignee execute all instruments of further assurance and all such supplemental instruments with respect to this Agreement as the Assignee may specify.

         6. Owner hereby agrees, and hereby undertakes to obtain the agreements of the Lessee to the following matters:

         (a) The Lessee consents to the provisions of this Agreement, and agrees to pay and deliver to Assignee all rentals and other sums assigned to Assignee pursuant to this Agreement, without offset, deduction, defense, deferment, abatement or diminution, subject to the provisions of the Lease and will not, for any reason whatsoever, seek to recover from Assignee any moneys duly owed and paid to the Assignee by virtue of this Agreement. The Lessee agrees (i) that all sums payable to Assignee pursuant to the preceding sentence shall be paid in such manner that Assignee shall have "collected funds" on each date on which such sums are due and payable, and addressed to Assignee at its address set forth above or to such other address or manner as may be specified by Assignee by written notice to the Lessee and (ii) to deliver to Assignee duplicate original copies of all notices and other instruments which each may deliver pursuant to the Lease. No such payment or delivery made by a Lessee shall be of any force or effect (i) unless paid to Assignee or delivered to Assignee and Owner as provided above and (ii) until actually received by the Assignee.

         (b) Owner and the Lessee will not enter into any agreement subordinating, amending, modifying or terminating (except as provided in the Lease) the Lease without the consent thereto in writing of Assignee and any such attempted subordination, amendment, modification or termination without such consent shall be void. In the event that the Lease shall be amended as herein permitted, the Lease as so amended shall continue to be subject to the provisions of this Agreement without the necessity of any further act by any of the parties hereto. The Lessee will remain obligated under the Lease in accordance with its terms, and will not take any action to terminate (except as expressly permitted by the Lease), rescind or avoid the Lease, notwithstanding any action with respect to the Lease which may be taken by an assignee or receiver of Owner or of any such assignee or by any court in any such proceeding.

         (c) If, pursuant to the Lease, Lessee shall offer to purchase the Schedule A Property (or any part thereof or any award payable in connection with a taking thereof), notice of acceptance of any such offer shall be deemed validly given for all purposes if given by Assignee as permitted by paragraph 1(ii) hereof and notice by Owner of rejection of any such offer shall be void unless accompanied by the written consent of Assignee and no such offer shall be deemed rejected by Owner without the written consent of Assignee. If Lessee shall become obligated to purchase the Schedule A Property (or any part thereof or any award payable in connection with a taking thereof) pursuant to any provision of the Lease, Lessee will accept a deed and other instruments conveying and transferring the Schedule A Property (or any part thereof) which are executed and delivered by Assignee as being in compliance with the provisions of the Lease, provided that said deed and other instruments shall otherwise be in compliance with the provisions of the Lease. If it should become necessary for Assignee or any other party to institute any foreclosure or other judicial proceeding in order that title to the Schedule A Property (or any part thereof or any award payable in connection with a taking thereof) may be conveyed to Lessee, the time within which delivery of the deed or other instruments relating to such conveyance may be made shall be extended to the extent necessary to permit Assignee or such other party to institute and conclude such foreclosure or other judicial proceeding, and the Lease shall not terminate, but shall continue in full effect until the expiration of such period of extension.

         7. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Agreement may be executed in two or more counterparts and shall be deemed to have become effective when and only when one or more of such counterparts shall have been signed by or on behalf of each of the parties hereto, although it shall not be necessary that any single counterpart be signed by or on behalf of each of the parties hereto, and all such counterparts shall be deemed to constitute but one and the same instrument. This Agreement shall be governed by the laws of the State of Indiana.

         8. The following are Schedules A, Schedule B and Schedule C referred to in this Agreement.

COMMONWEALTH OF MASSACHUSETTS)
                             ) SS:
COUNTY OF SUFFOLK            )

         Before me, a Notary Public in and for said County and State, personally appeared E. Davisson Hardman, Jr., a general partner of LIBERTY STREET LIMITED PARTNERSHIP-84 a Massachusetts limited partnership, which is the general partner of CLINTON STREET LIMITED PARTNERSHIP, an Indiana limited partnership and acknowledged the execution of the foregoing instrument as such partner to be his free and voluntary act as such partner of LIBERTY STREET LIMITED PARTNERSHIP-84, and it as a general partner acting on behalf of CLINTON STREET LIMITED PARTNERSHIP.

         Witness my hand and Notarial Seal this 28th day of August, 1984.

                                 Signature  JOAN E. HOGAN
                                           -----------------------------

                                 Printed   Joan E. Hogan
                                           -----------------------------
                                                  NOTARY PUBLIC

My commission expires:

         10-31-86
-------------------------

STATE OF INDIANA    )
                    )  SS:
COUNTY OF ALLEN     )

         Before me, Carol Ann Johnston, a Notary Public, this ___ day of August, A.D., 1984, personally appeared Max A. Roesler and Patricia A. Adams, as Vice President and Assistant Secretary, respectively, of LINCOLN NATIONAL PENSION INSURANCE COMPANY, a corporation, and acknowledged the execution of the foregoing instrument as their free and voluntary act and deed and as the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned.

                                                CAROL ANN JOHNSTON
                                           -----------------------------
                                         Carol Ann Johnston, Notary Public


           (SEAL)

     Carol A. Johnston
       Notary Public
Resident of Allen County, Indiana
My Commission Expires May 15, 1988
----------------------------------

         LINCOLN NATIONAL PENSION INSURANCE COMPANY hereby consents to the foregoing Assignment of Lease and Guaranty and hereby accepts and agrees to each of the provisions set forth in paragraph 6 thereof.

                                        LINCOLN NATIONAL PENSION INSURANCE
                                              COMPANY
(SEAL)

Attest:                                 By:MAX A. ROESLER
                                           --------------------------------
                                           Name: Max A. Roesler

                                           Title: Vice President


By:   PATRICIA A. ADAMS
   --------------------------------
   NAME:    PATRICIA A. ADAMS

   Title:   Assistant Secretary


         LINCOLN NATIONAL CORPORATION hereby consents to the foregoing Assignment of Lease and Guaranty and hereby accepts and agrees to each of the provisions set forth in paragraph 6 thereof.


                                        LINCOLN NATIONAL CORPORATION

(SEAL)

Attest:                                 By:      MAX A. ROESLER
                                           --------------------------------
                                           Name: Max A. Roesler

                                           Title: Vice President


By:  PATRICIA A. ADAMS
   --------------------------------
   Name:    Patricia A. Adams

   Title:   Assistant Secretary


                           This Document prepared by:
                                 Csaplar & Bok
                              One Winthrop Square
                          Boston, Massachusetts 02110

         IN WITNESS WHEREOF, Owner has caused this Agreement to be executed and delivered as of the date first above written.

                                      CLINTON STREET LIMITED PARTNERSHIP

                                      By: Liberty Street Limited
                                            Partnership-84,
                                            General Partner,


Witness:                              By: E. DAVISSON HARDMAN
                                         ------------------------------
                                         E. Davisson Hardman,
                                          a General Partner

                                   Property Location:   West Fort Wayne, Indiana


                                                                     84-021080



                       REASSIGNMENT OF LEASE AND GUARANTY

                                      From


                          CLINTON  HOLDING CORPORATION

                                       To

                    THE CONNECTICUT BANK AND TRUST COMPANY,
                              NATIONAL ASSOCIATION

                                      and

                                  F. W. KAWAM,
                                  as Trustees



                           Dated as of August 1, 1984

                           This Document prepared by:

                                 Csaplar & Bok
                              One Winthrop Square
                          Boston, Massachusetts 02110

                       THREE RIVERS TITLE COMPANY, INC.

                             1984 AUG 29 PM 5:00
                            ALLEN COUNTY RECORDER
                              VIRGINIA L. YOUNG

                                   Property Location:   West Fort Wayne, Indiana

                                                                     84-021080



                       REASSIGNMENT OF LEASE AND GUARANTY

                                      From


                          CLINTON  HOLDING CORPORATION

                                       To

                    THE CONNECTICUT BANK AND TRUST COMPANY,
                              NATIONAL ASSOCIATION

                                      and

                                  F. W. KAWAM,
                                  as Trustees

                           Dated as of August 1, 1984

                           This Document prepared by:

                                 Csaplar & Bok
                              One Winthrop Square
                          Boston, Massachusetts 02110

                       THREE RIVERS TITLE COMPANY, INC.

                             1984 AUG 29 PM 5:00
                            ALLEN COUNTY RECORDER
                              VIRGINIA L. YOUNG

                                   Property Location:   West Fort Wayne, Indiana

                       REASSIGNMENT OF LEASE AND GUARANTY

                                      From


                          CLINTON  HOLDING CORPORATION

                                       To

                    THE CONNECTICUT BANK AND TRUST COMPANY,
                              NATIONAL ASSOCIATION

                                      and

                                  F. W. KAWAM,
                                  as Trustees

                           Dated as of August 1, 1984

                           This Document prepared by:

                                 Csaplar & Bok
                              One Winthrop Square
                          Boston, Massachusetts 02110

         REASSIGNMENT OF LEASE AND GUARANTY, dated as of August l, 1984, from CLINTON HOLDING CORPORATION, a Delaware corporation (herein, together with its successors and assigns, called the Company) having an address c/o Dean Witter Realty Inc., 130 Liberty Street, New York, New York 10006, to THE CONNECTICUT BANK AND TRUST COMPANY, NATIONAL ASSOCIATION, and F. W. KAWAM, both having an address at One Constitution Plaza, Hartford, Connecticut 06115, as trustees (the Trustees) under the Collateral Trust Indenture (the Indenture), dated as of August 1, 1984, from the Company, as grantor, to the Trustees, as trustees (the Trustees, together with their successors and assigns, are herein called the Assignee).

                             PRELIMINARY STATEMENT

         CLINTON STREET LIMITED PARTNERSHIP, an Indiana limited partnership (Owner), has entered into a Lease and Agreement, dated as of August l, 1984 (herein, together with all amendments and supplements thereto and any short form thereof entered into for purposes of recording, called the Lease), with Lincoln National Pension Insurance Company, an Indiana corporation, as lessee (Lessee). The obligations of Lessee under the Lease has been guaranteed by Lincoln National Corporation (Guarantor) pursuant to a guaranty, dated as of August l, 1984, from Guarantor to Owner (the Guaranty). The premises leased pursuant to the Lease consist of the land parcel described in Schedule A hereto (the Land Parcel), all buildings and other improvements located thereon, and all easements, rights and appurtenances relating respectively thereto (collectively, the Property). All right, title and interest of Owner in and to the Lease and the Guaranty have been assigned to the Company pursuant to (i) the mortgage, dated as of the date hereof, relating to the Property (the Mortgage), from Owner, as mortgagor, to the Company, as mortgagee, and (ii) an Assignment of Lease and Guaranty, dated as of the date hereof, relating to the Lease and the Guaranty (herein, together with all supplements and amendments thereto, collectively called the Assignment), from Owner, as assignor, to the Company, as assignee, as security for the (i) Series A 13.90% Secured Notes Due September 1, 1989, in the original principal amount of $4,000,000, (ii) Series B 14.30% Secured Notes Due September 1, 1994, in the original principal amount of $37,500,000, (iii) Series C 14.60% Secured Notes Due September 1, 1999, in the original principal amount of $34,800,000, (iv) Series D 14.70% Secured Notes Due September 1, 1999, in the original principal amount of $17,000,000, and (v) Series E 15.00% Secured Notes Due September 1, 1999, in the original principal amount of $7,000,000 of Owner.

         NOW, THEREFORE, in consideration of the premises and the sum of One Dollar ($1) and other valuable consideration, receipt whereof is hereby acknowledged, and in order to secure (i) the due and punctual payment of the Series A 13.90% Collateral Trust Notes Due September 1, 1999, the Series B 14.30% Collateral Trust Notes Due September 1, 1994, the Series C 14.60% Collateral Trust Notes Due September 1, 1999, the Series D 14.70% Collateral Trust Notes Due September 1, 1999 and the Series E 15.00% Collateral Trust Notes Due September 1, 1999 of the Company, issued by the Company under and secured by the Indenture and (ii) the performance of the Company's obligations under the Indenture, the Company has assigned, transferred, conveyed and set over, and by these presents does hereby assign, transfer, convey and set over, to the Assignee, all of its rights, title and interest in and to the Lease, the Guaranty and the Assignment; all without recourse to the Company.

         The following is the Schedule A referred to in this Reassignment of Lease and Guaranty, which Schedule is hereby incorporated by reference herein.

         IN WITNESS WHEREOF, the Company has caused this Reassignment of Lease and Guaranty to be executed and its corporate seal to be hereunto affixed and attested by its officers thereunto duly authorized, as of the date first above written.

                                             CLINTON HOLDING CORPORATION

                                             By: E. DAVISSON HARDMAN, JR.
                                                 ------------------------
                                                 Name:

                                                 Title:


(SEAL)

Attest:

By: ALEXANDER J. JORDAN JR.
    ------------------------
Name:

Title:


         LINCOLN NATIONAL PENSION INSURANCE COMPANY hereby consents to the foregoing Reassignment of Lease and Guaranty.


                                             LINCOLN NATIONAL PENSION INSURANCE
                                             COMPANY


                                             By: MAX A. ROESLER
                                                 ------------------------
                                                 Name: Max A. Roesler

                                                 Title: Vice President

(SEAL)

Attest:

By:  PATRICIA A. ADAMS
    -------------------------------
     Name:  Patricia A. Adams

     Title: Assistant Secretary

         LINCOLN NATIONAL CORPORATION, hereby consents to the foregoing Reassignment of Lease and Guaranty.

                                                   LINCOLN NATIONAL CORPORATION


                                                   By: MAX A. ROESLER
                                                      ------------------------
                                                       Name:  Max A. Roesler

                                                       Title: Vice President


(Seal)

Attest:

By: PATRICIA A. ADAMS
    --------------------------
    Name:  Patricia A. Adams

    Title: Assistant Secretary



                           This Document prepared by:

                                 Csaplar & Bok
                              One Winthrop Square
                          Boston, Massachusetts 02110

COMMONWEALTH OF MASSACHUSETTS)
                             ) SS:
COUNTY OF SUFFOLK            )

         Before me, a Notary Public in and for said County and State, personally appeared E. Davisson Hardman, Jr., a general partner of LIBERTY STREET LIMITED PARTNERSHIP-84 a Massachusetts limited partnership, which is the general partner of CLINTON STREET LIMITED PARTNERSHIP, an Indiana limited partnership and acknowledged the execution of the foregoing instrument as such partner to be his free and voluntary act as such partner of LIBERTY STREET LIMITED PARTNERSHIP-84, and it as a general partner acting on behalf of CLINTON STREET LIMITED PARTNERSHIP.

         Witness my hand and Notarial Seal this 28th day of August, 1984.

                                    Signature    JOAN E. HOGAN
                                               ---------------------------

                                    Printed      Joan E. Hogan
                                               -------------------------
                                                     NOTARY PUBLIC
My commission expires:

      10-31-86
-----------------------

COMMONWEALTH OF MASSACHUSETTS)
                             ) SS:
COUNTY OF SUFFOLK            )

         Before me, a Notary Public in and for said County and State, personally appeared E. Davisson Hardman, Jr. and Alexander J. Jordan Jr., the President and Secretary, respectively, of CLINTON HOLDING CORPORATION, a corporation organized and existing under the laws of the State of Delaware, and acknowledged the execution of the foregoing instrument as such officers acting for and on behalf of said corporation.

         Witness my hand and Notarial Seal this  28th day of August, 1984.

                                    Signature   JOAN E. HOGAN
                                                ----------------------------

                                    Printed     Joan E. Hogan
                                                ----------------------------
                                                  NOTARY PUBLIC

My commission expires:

       10-31-86
--------------------------

STATE OF INDIANA   )
                   ) SS.
COUNTY OF ALLEN    )

         Before me, Carol Ann Johnston, a Notary Public, this _______ day of August, A.D., 1984, personally appeared Max A. Roesler and Patricia A. Adams, as Vice President and Assistant Secretary, respectively, of LINCOLN NATIONAL CORPORATION, a corporation, and acknowledged the execution of the foregoing instrument as their free and voluntary act and deed and as the free and voluntary act and deed of said corporation, for the uses and purpose therein mentioned.

                                                        CAROL ANN JOHNSTON
                                               ---------------------------------
                                               Carol Ann Johnston, Notary Public



           (SEAL)
    My Commission Expires:
     CAROL A. JOHNSTON
        Notary Public
Resident of Allen County, Indiana
My Commission Expires May 15, 1988
------------------------------------

PARCEL 2 (Magnavox Way)

An easement for the purpose of ingress and egress and utilities for the benefit of Parcel 1 created in a deed recorded November 7, 1968 in Deed Record 716, pages 150-152 and modified by Agreements recorded as Document Numbers 70-9781 and 80-16836 over the following real estate.

A strip of land 60 feet in width lying 30 feet on either side of the line described as follows:

Beginning at the North Quarter Corner of said Section 7, running thence South 89 degrees 56' 27" West along the North line of Section 7, 549.00 feet; thence South 00 degrees 08' 33" East 167.5 feet more or less to the South Right-of-Way line of Frontage Road No. 1, the true point of beginning of this description; thence continuing South 00 degrees 08' 33" East 185.48 feet; thence on a tangent curve to the right having a central angle of 25 degrees and a length of
250.00 feet; thence South 24 degrees 38' 27" West 46.88 feet; thence on a tangent curve to the left having a central angle of 24 degrees 41' 59" and a length of 247.00 feet; thence South 00 degrees 03' 32" East 1500.00 feet more or less to the North line of the South Half of the South Half of the Southeast Quarter of the Northeast Quarter of Section 7, Township 30' North, Range 12 East, the South line of Inverness Investors, Inc. Property.

PARCEL 3

An easement for the purpose of ingress and egress for the benefit of Parcel 1 created in a Easement recorded November 7, 1963 in Deed Record 716, pages 153-157 and modified by Agreement recorded as Document Numbers 70-9781 and 80-16836 over the following described real estate.

Part of the South Half of the South Half of the Southeast Quarter of the fractional Northwest Quarter of Section 7, Township 30 North, Range 12 East, in Allen County, Indiana, more particularly described as follows, to wit:

Beginning at the Northeast corner of said South Half of the South Half of the Southeast Quarter of the fractional Northwest Quarter of Section 7, on the center line of Getz Road; thence West along the North line of the South Half of the South Half of the Southeast Quarter of the fractional Northwest Quarter of said Section 7, a distance of 1323.13 feet to a stone marking the Northwest corner of the South Half of the South Half of the Southeast Quarter of the fractional Northwest Quarter of said Section 7; thence South along the West line of the East Half of the said fractional Northwest Quarter of Section 7, a distance of 50.00 feet; thence East and parallel to the North line of said South Half of the South Half of the Southeast Quarter of the fractional Northwest Quarter of Section 7, a distance of 1323.13 feet to a point, on the center line of Getz Road, 50 feet South of the place of beginning, thence
North on the center line of the Getz Road a distance of 50.0 feet to the place of beginning; and for the installation and perpetual maintenance of sewer and water line within the Northern Half of the above described real estate.

                                   SCHEDULE A

                                                   Fort Wayne, Indiana
                                                   Lincoln National Pension
                                                    Insurance Company
                                                   ("Lincoln West" site)
Parcel 1

A part of the Fractional Northwest Quarter of Section 7, Township 30 North, Range 12 East, Allen County, Indiana, together with a part of the Northeast Quarter of Section 12, Township 30 North, Range 11 East, Allen County, Indiana, both said parts being more particularly described as follows, to wit:

Commencing at the Northwest corner of said Section 7; thence N 89 degrees-56'-27" E, on and along the North line of said Section 7, by deed, a distance of 422.70 feet; thence S 00 degrees-03'-33" E, by deed, a distance of
145.0 feet to the true point of beginning, located on the South right-of-way line of State Road #14 (Illinois Road); thence S 00 degrees-03'-33" E a distance of 355.0 feet; thence N 89 degrees-56'-27" E, a distance of 441.41 feet; thence S 25 degrees-06'-36" W, a distance of 147.78 feet; thence S 13 degrees-27'-48" W, a distance of 97.28 feet; thence S 28 degrees-49'-50" E, a distance of 89.15 feet; thence S 23 degrees-07'-55" E, a distance of 116.43 feet; thence S 67 degrees-37'-33" E, a distance of 175.26 feet; thence S 24 degrees-31'-40" E, a distance of 294.38 feet; thence S 17 degrees-47'-02" E, a distance of 117.18 feet to the Northwest corner of a 0.228 acre tract of land conveyed to Professional Building Corporation of Fort Wayne in a deed appearing at Document #74-22292 in the Office of the Recorder of Allen County, Indiana; thence S 02 degrees-04'-49" E, on and along the Westerly line of said 0.228 acre tract, a distance of 75.15 feet to the Southwest corner thereof; thence N 89 degrees-56'-19" E, on and along the South line of said 0.228 acre tract, a distance of 133.98 feet to the Southeast corner thereof, said Southeast corner being a point situated on the West line of a 60 foot-wide roadway and utility easement granted in Deed Record 716, pages 150-152 in the Office of the Recorder of Allen County, Indiana, said easement being known as Magnavox Way as said name was established in an instrument appearing at Document #70-9781 in the Office of the Recorder of Allen County, Indiana; thence S 00 degrees-03'-32" E, on and along the West line of said easement, a distance of
275.0 feet; thence S 66 degrees-10'-20" W, a distance of 1122.16 feet; thence S 89 degrees-56'-27" W, a distance of 765.0 feet; thence S 18 degrees-39'-00" W, a distance of 484.96 feet to an existing line fence; thence S 88 degrees-03'-10" W a distance of 345.52 feet to the Easterly right-of-way line of Interstate Highway #69; thence Northeasterly, on and along said Easterly right-of-way line on the following courses and distances:

                                         Re: Lease and Agreement
                                             Guaranty
                                             Memorandum of Lease and Agreement
                                             Assignment of Lease and Guaranty
                                             Reassignment of Lease and Guaranty
                                             Second Assignment of Lease and
                                                Guaranty
                                             Second Reassignment of Lease and
                                                Guaranty
                                             ("Lincoln West" site)

                              CORRECTION AGREEMENT  85-034289

         THIS AGREEMENT, made this 7th day of November, 1985, by and between:
CLINTON STREET LIMITED PARTNERSHIP, an Indiana limited partnership, having an address c/o Dean Witter Realty Inc., 130 Liberty Street, New York, New York, 10006; LINCOLN NATIONAL PENSION INSURANCE COMPANY, an Indiana corporation, having an address at 1300 South Clinton Street, Fort Wayne, Indiana 46801; CLINTON HOLDING CORPORATION, a Delaware corporation, having an address c/o
Dean Witter Realty Inc., 130 Liberty Street, New York, New York 10006; THE CONNECTICUT BANK AND TRUST COMPANY, NATIONAL ASSOCIATION, and F. W. KAWAM, both having an address at One Constitution Plaza, Hartford Connecticut 06115; LINCOLN NATIONAL CORPORATION, having an address at 1300 South Clinton Street, Fort Wayne, Indiana 46 and AMERICAN STATES INSURANCE COMPANY, having an address at 500 North Meridian Street, Indianapolis, Indiana 46207.

                                   WITNESSETH:

         WHEREAS, the parties to this agreement are parties to one or more instruments, all dated as of August 1, 1984, in connection with the leasing by Lincoln National Pension Insurance Company of a certain parcel of land located in Allen County, Indiana, commonly known as the "Lincoln West" site, the legal description of which is set forth on Schedule A hereto, which aforementioned instruments were recorded on August 29, 1984, (unless otherwise noted below) in




                          THREE RIVERS COMPANY, INC.

                             1985 NOV 18 PM 1:33
                            ALLEN COUNTY RECORDER
                              VIRGINIA L. YOUNG
the Office of the Recorder of Allen County, Indiana, and which instruments are as follows:

1. Lease and Agreement
   (Not recorded)
   The parties to which are:
         Clinton Street Limited Partnership, as "Lessor"
                                      and
         Lincoln National Pension Insurance Company, as "Lessee"

2. Guaranty
   (Not recorded)
   From: Lincoln National Corporation, as "Guarantor"
   To:   Clinton Street Limited Partnership, as "Owner"

3. Memorandum of Lease and Agreement
   Recorded as Instrument No. 84-021076
   The parties to which are:
         Clinton Street Limited Partnership, as "Lessor"
                                      and
         Lincoln National Pension Insurance Company, as "Lessee"

4. Assignment of Lease and Guaranty
   Recorded as Instrument No. 84-021078
   From: Clinton Street Limited Partnership, as "Owner"
   To:   Clinton Holding Corporation, as "Assignee"

   Consented to by: Lincoln National Pension Insurance Company
                                    and
                    Lincoln National Corporation

5. Reassignment of Lease and Guaranty
   Recorded as Instrument No. 84-021080
   From: Clinton Holding Corporation, as "Company"
   To:   The Connecticut Bank and Trust Company, National
                   Association and F. W. Kawan, as "Trustees"

   Consented to by: Lincoln National Pension Insurance Company
                                      and
                    Lincoln National Corporation

6. Second Assignment of Lease and Guaranty
   Recorded as Instrument No. 84-021084
   From: Clinton Street Limited Partnership, as "Owner"
   To:   Clinton Holding Corporation, as "Assignee"

   Consented to by: Lincoln National Pension Insurance Company
                                     and
                    Lincoln National Corporation

7. Second Reassignment of Lease and Guaranty
   Recorded as Instrument No. 84-021082
   From: Clinton Holding Corporation, as "Company"
   To:   American States Insurance Company, as "Assignee"

   Consented to by: Lincoln National Pension Insurance Company
                                      and
                    Lincoln National Corporation

         WHEREAS, the legal description of the "Lincoln West" site which is set forth in Schedule A to each of the foregoing instruments has been determined to be incomplete and, therefore, incorrect, and

         WHEREAS, it is the mutual desire of the parties hereto that the foregoing instruments be corrected by having appended to each instrument a complete and correct Schedule A legal description, and, in the event any such instrument has been recorded, that such instrument be corrected of record,

         NOW THEREFORE, in consideration of the sum of Ten Dollars ($10.00) paid by each of the parties hereto to each of the other parties hereto, and other valuable considerations each to the other in hand paid, the receipt and sufficiency of which are hereby acknowledged, the parties do mutually covenant and agree:

         1. That Schedule A to this agreement be and it hereby is substituted for Schedule A to all of the foregoing instruments.

         2. That all other terms, conditions, and covenants of the aforesaid instruments are and shall remain in full force and effect except as hereby corrected.

         3. That by inadvertence the aforesaid Second Reassignment of Lease and Guaranty (recorded as Instrument No. 84-021082) was recorded prior in time to the aforesaid Second Assignment of Lease and Guaranty (recorded as Instrument No . 84-021084) and such order of recording to the contrary notwithstanding, all parties hereto agree that such Second Reassignment of Lease and Guaranty shall be subject and subordinate to the aforesaid Second Assignment of Lease and Guaranty and said Second Assignment of Lease and Guaranty shall be considered for all purposes as if and treated as though it had been signed, sealed, delivered and recorded prior in time to the aforesaid Second Reassignment of Lease and Guaranty.

         4. That subparagraph (iv) appearing at lines twenty-three through twenty-six of the first page of ASSIGNMENT OF LEASE AND GUARANTY From CLINTON STREET LIMITED PARTNERSHIP To CLINTON HOLDING CORPORATION with respect to Property Location: West Fort Wayne, Indiana, is corrected to read as follows:

         "(iv) Series D 14.70 Secured Note Due September 1, 1999 in the original principal amount of $2,805,280 (herein, together with any notes issued in exchange or replacement therefor, called the Series D Owner's Note)."

         5. That this agreement may be executed in any number of counterparts and each counterpart shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same agreement.

         6. That the parties hereto are authorized and directed to attach this Correction Agreement to each of the aforesaid instruments, as a part and portion thereof, and to record same among the public records in the Office of the Recorder of Allen County, Indiana, and elsewhere as they shall deem appropriate.

         This Agreement shall bind and shall inure to the benefit of the respective heirs, successors and assigns of the parties hereto.

         IN WITNESS WHEREOF, the parties have caused this instrument to be executed as of the day and year first above written.

                                        CLINTON STREET LIMITED PARTNERSHIP

                                        BY:  Liberty Street Limited Partnership
                                                -84, A General Partner


                                        BY: E. DAVISSON HARDMAN, JR.
                                            ---------------------------------
                                            E. Davisson Hardman, Jr.
                                            A General Partner


                                        LINCOLN NATIONAL PENSION INSURANCE
                                          COMPANY


                                        BY:         MAX ROESLER
                                            ---------------------------------
                                            Name:   Max Roesler

                                            Title:  Vice President

(SEAL)

Attest:

BY: DOLORES PRANGE
    -------------------------
    Name:  Dolores Prange

    Title:  Assistant Secretary


                                        CLINTON HOLDING CORPORATION

                                        BY: E. DAVISSON HARDMAN, JR.
                                            ----------------------------------
                                            Name: E. Davisson Hardman, Jr.

                                            Title: President

(SEAL)

Attest:

BY: ALEXANDER J. JORDAN, JR.
   --------------------------
   Name: Alexander J. Jordan, Jr.

   Title: Assistant Secretary

                                        THE CONNECTICUT BANK AND TRUST
                                          COMPANY, NATIONAL ASSOCIATION


                                        BY: MASON M. LEMONT
                                            ---------------------------------
                                            Name:  Mason M. LeMont
                                            Title: Asst. Vice President

(SEAL)

Attest:

BY: V. KREUSCHER
    -------------------------
    Name:  V. Kreuscher

    Title:  ASSISTANT VICE PRESIDENT



                                              F. W. KAWAM
                                            ---------------------------------
                                              F. W. Kawam



                                        LINCOLN NATIONAL CORPORATION

                                        BY:  MAX ROESLER
                                           ----------------------------------
                                           Name:   Max Roesler

                                           Title:  Vice President


(SEAL)

Attest:

BY: DOLORES PRANGE
    -------------------------
    Name: Dolores Prange

    Title: Assistant Secretary


                                        AMERICAN STATES INSURANCE COMPANY

                                        BY: F. ERNEST BARTHEL
                                           ----------------------------------
                                           Name: F. Ernest Barthel

                                           Title: Vice President

(SEAL)

Attest:

BY: THOMAS M. OBER
   --------------------------
   Name: Thomas M. Ober

   Title: Secretary

COMMONWEALTH OF MASSACHUSETTS )
                              ) SS:
COUNTY OF SUFFOLK             )

         Before me, a Notary Public in and for said County and State, personally appeared E. Davisson Hardman, Jr., a general partner of LIBERTY STREET LIMITED PARTNERSHIP-84 a Massachusetts limited partnership, which is the general partner of CLINTON STREET LIMITED PARTNERSHIP, an Indiana limited partnership and acknowledged the execution of the foregoing instrument as such partner to be his free and voluntary act as such partner of LIBERTY STREET LIMITED PARTNERSHIP-84, and it as a general partner acting on behalf of CLINTON STREET LIMITED PARTNERSHIP.

         Witness my hand and Notarial Seal this 7th day of November, 1985.


                                                Signature DOLORES M. ANTONINO
                                                          -------------------

                                                Printed   Dolores M. Antonino
                                                          -------------------
                                                             NOTARY PUBLIC

My commission expires:

July 25, 1991
---------------------

STATE OF INDIANA    )
                    ) SS:
COUNTY OF ALLEN     )

         Before me, Donald F. Butler, a Notary Public, this 7th day of November, 1985, personally appeared Max Roesler and Dolores Prange, as Vice President and Assistant Secretary, respectively, of LINCOLN NATIONAL PENSION INSURANCE COMPANY, a corporation, and acknowledged the execution of the foregoing instrument as their free and voluntary act and deed and as the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned.


                                                 DONALD F. BUTLER
                                                 -------------------------------
                                                 Donald F. Butler  NOTARY PUBLIC


(SEAL)

My Commission Expires:

      May 25, 1987
----------------------

Resident of DeKalb County, Indiana

COMMONWEALTH OF MASSACHUSETTS     )
                                  )  SS:
COUNTY OF SUFFOLK                 )


         Before me, a Notary Public in and for said County and State, personally appeared E. Davisson Hardman, Jr. and Alexander J. Jordan, Jr., the President and Asst. Secretary respectively, of CLINTON HOLDING CORPORATION, a corporation organized and existing under the laws of the State of Delaware, and acknowledged the execution of the foregoing instrument as such officers acting for and on behalf of said corporation.

         Witness my hand and Notarial Seal this 7th day of November 198_



                                        Signature  DOLORES M. ANTONINO
                                                   ----------------------

                                        Printed    Dolores M. Antonino
                                                   ----------------------
                                                          NOTARY PUBLIC

My commission expires:

July 25, 1991
----------------------

STATE OF CONNECTICUT  )
                      ) SS:
COUNTY OF HARTFORD    )


        Before me, Ruth A. Smith, a Notary Public, this 7th day of November, 1985, personally appeared Mason M. Lemont and V. Kreuscher, the Assistant Vice President and Assistant Vice President respectively of THE CONNECTICUT BANK AND TRUST COMPANY, NATIONAL ASSOCIATION, who acknowledged execution of the foregoing instrument as their free and voluntary act and deed and as the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned.

                                                   RUTH A. SMITH
                                            ----------------------------------
                                                               NOTARY PUBLIC

                                                                    (SEAL)

My Commission Expires:

     3/31/84
----------------------


STATE OF CONNECTICUT  )
                      ) SS:
COUNTY OF HARTFORD    )


        Before me, Ruth A. Smith, a Notary Public, this 7th day of November, 1985, personally appeared F. W. Kawam who acknowledged execution of the foregoing instrument as his free and voluntary act and deed and as the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned.

                                                   RUTH A. SMITH
                                            ----------------------------------
                                                               NOTARY PUBLIC

                                                                    (SEAL)

My Commission Expires:

     3/31/84
----------------------

STATE OF INDIANA   )
                   )SS:
COUNTY OF ALLEN    )

     Before me, Donald F. Butler, a Notary Public, this 7th day of November, 1985, personally appeared Max Roesler and Dolores Prange, as Vice President and Assistant Secretary respectively, of LINCOLN NATIONAL CORPORATION, a corporation, and acknowledged the execution of the foregoing instrument as their free and voluntary act and deed and as the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned.

                                                 DONALD F. BUTLER
                                                 -------------------------------
     (SEAL)                                      Donald F. Butler  NOTARY PUBLIC
My Commission Expires:

May 25, 1987
----------------------

Resident of DeKalb County, Indiana

STATE OF INDIANA    )
                    ) SS:
COUNTY OF MARION    )


     Before me, Donald F. Butler, a Notary Public, this 7th day of November, 1985, personally appeared F. Ernest Barthel and Thomas M. Ober, as Vice President and Secretary respectively, of AMERICAN STATES INSURANCE COMPANY, a corporation, and acknowledged the execution of the foregoing instrument as their free and voluntary act and deed and as the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned.

                                              DONALD F. BUTLER
                                              -------------------------------
                                              Donald F. Butler  NOTARY PUBLIC

(SEAL)

My Commission Expires:

May 25, 1987
-----------------------

Resident of DeKalb County, Indiana


This instrument prepared by Donald F. Butler, Attorney, for Lincoln National Corporation, 1300 S. Clinton St.,
Fort Wayne, IN 46801.

                                   SCHEDULE A

     PARCEL 1                                      Fort Wayne, Indiana
                                                   Lincoln National Pension
                                                    Insurance Company
                                                   ("Lincoln West" site)

A part of the Fractional Northwest Quarter of Section 7, Township 30 North, Range 12 East, Allen County, Indiana, together with a part of the Northeast Quarter of Section 12, Township 30 North, Range 11 East, Allen County, Indiana, both said parts being more particularly described as follows, to wit:

Commencing at the Northwest corner of said Section 7; thence N 89 degrees-56'-27" E, on and along the North line of said Section 7, by deed, a distance of 422.70 feet; thence S 00 degrees-03'-33" E, by deed, a distance of
145.0 feet to the true point of beginning, located on the South right-of-way line of State Road #14 (Illinois Road); thence S 00 degrees-03'-33" E, a distance of 355.0 feet; thence N 89 degrees-56'-27" E, a distance of 441.41 feet; thence S 25 degrees-06'-36" W, a distance of 147.78 feet; thence S 13 degrees-27'-48" W, a distance of 97.28 feet; thence S 28 degrees-49'-50" E, a distance of 89.15 feet; thence S 23 degrees-07'-55" E, a distance of 116.43 feet; thence S 67 degrees-37'-33" E, a distance of 175.26 feet; thence S 24 degrees-31'-40" E, a distance of 294.38 feet; thence S 17 degrees-47'-02" E, a distance of 117.18 feet to the Northwest corner of a 0.228 acre tract of land conveyed to Professional Building Corporation of Fort Wayne in a deed appearing at Document #74-22292 in the Office of the Recorder of Allen County, Indiana; thence S 02 degrees-04'-49" E, on and along the Westerly line of said 0.228 acre tract, a distance of 75.15 feet to the Southwest corner thereof; thence N 89 degrees-56'-19" E, on and along the South line of said 0.228 acre tract, a distance of 133.98 feet to the Southeast corner thereof, said Southeast corner being a point situated on the West line of a 60 foot-wide roadway and utility easement granted in Deed Record 716, pages 150-152 in the Office of the Recorder of Allen County, Indiana, said easement being known as Magnavox Way as said name was established in an instrument appearing at Document #70-9781 in the Office of the Recorder of Allen County, Indiana; thence S 00 degrees-03'-32" E, on and along the West line of said easement, a distance of
275.0 feet; thence S 66 degrees-10'-20" W, a distance of 1122.16 feet; thence S 89 degrees-56'-27" W, a distance of 765.0 feet; thence S 18 degrees-39'-00" W, a distance of 484.96 feet to an existing line fence; thence S 88 degrees-03'-10" W, a distance of 345.54 feet to the Easterly right-of-way line of Interstate Highway #69; thence Northeasterly on and along said Easterly right-of-way line on the following courses and distances:

     Northeasterly, on and along the arc of a regular curve to the left having a radius of 4046.53 feet, and being situated 140.0 feet (measured radially) Southeasterly of and concentric to the centerline of I-69, an arc distance of 12.83 feet (the chord of which bears N 30 degrees-21'-38" E, for a length of 12.83 feet); thence N 21 degrees-50'-12" E, a distance of 414.04 feet to a point situated 100.0 feet (measured radially), Southeasterly of said I-69 centerline; thence Northeasterly, on and along the arc of a regular curve to the left having a radius of 4006.53 feet, and being situated 100.0 feet (measured radially) Southeasterly of and concentric to said I-69 centerline, an arc distance of 410.24 feet (the chord of which bears N 21 degrees-30'-24" E, for a length of 410.06 feet); thence N 23 degrees-24'-07" E, a distance of 103.17 feet to a point situated 110.0 feet (measured radially) Southeasterly of said I-69 centerline; thence N 18 degrees-36'-20" E, a distance of 307.75 feet to a point situated 130.0 feet (measured radially) Southeasterly of said I-69 centerline; thence N 14 degrees-46'-15" E, a distance of 173.94 feet to a point situated 140.0 feet (measured radially) Southeasterly of said I-69 centerline; thence Northeasterly, on and along the arc of a regular curve to the right having a radius of 884.93 feet and being situated 70.0 feet (measured radially) Southeasterly of an concentric to Line "S-E-C" as said "S-E-C" is defined by the Southeasterly edge of pavement of an existing 18 foot-wide concrete ramp, an arc distance of 327.39 feet (the chord of which bears N 26 degrees-38'-02" E, for a length of 325.53 feet); thence N 35 degrees-55'-21" E, a distance of 804.13 feet to a point situated 50.0 feet (measured at right angles) Southeasterly of said line "S-E-C"; thence Northeasterly, on and along the arc of a regular curve to the right having a radius of 666.20 feet and being situated 50.0 feet (measured radially) Southeasterly of and concentric to said line "S-E-C", an arc distance of
     355.97 feet (the chord of which bears N 52 degrees-07'-50" E, for a length of 351.75 feet) to the true point of beginning.

PARCEL 2

An easement for the purpose of ingross and egress and utilities for the benefit of Parcel 1 created in a deed recorded November 7, 1968 in Deed Record 716, pages 150-152 and modified by Agreements recorded as Document Numbers 70-9781 and 80-16836 over the following real estate.

A strip of land 60 feet in width lying 30 feet on either side of the line described as follows:

Beginning at the North Quarter Corner of said Section 7, running thence South 89 degrees 56' 27" West along the North line of Section 7, 549.00 feet; thence South 00 degrees 08' 33" East 167.5 feet more or less to the South Right-of-Way line of Frontage Road No. 1, the true point of beginning of this description; thence continuing South 00 degrees 08' 33" East 185.48 feet; thence on a tangent curve to the right having a central angle of 25 degrees and a length of
250.00 feet; thence South 24 degrees 38' 27" West 46.88 feet; thence on a tangent curve to the left having a central angle of 24 degrees 41' 59" and a length of 247.00 feet; thence South 00 degrees 03' 32" East 1500.00 feet more or less to the North line of the South Half of the South Half of the Southeast Quarter of Section 7, Township 30' North, Range 12 East, the South line of Inverness Investors, Inc. Property.

PARCEL 3

An easement for the purpose of ingress and egress for the benefit of Parcel 1 created in an Easement recorded November 7, 1968 in Deed Record 716, pages 153-157 and modified by Agreement recorded as Document Numbers 70-9781 and 80-16836 over the following described real estate.

Part of the South Half of the South Half of the Southeast Quarter of the fractional Northwest Quarter of Section 7, Township 30 North, Range 12 East, in Allen County, Indiana, more particularly described as follows, to wit:

Beginning at the Northeast corner of said South Half of the South Half of the Southeast Quarter of the fractional Northwest Quarter of Section 7, on the center line of Cetz Road; thence West along the North line of the South Half of the South Half of the Southeast Quarter of the fractional Northwest Quarter of said Section 7, a distance of 1323.13 feet to a stone marking the Northwest corner of the South Half of the South Half of the Southeast Quarter of the fractional Northwest Quarter of said Section 7; thence South along the West line of the East Half of the said fractional Northwest Quarter of Section 7, a distance of 50.00 feet; thence East and parallel to the North line of said South Half of the South Half of the Southeast Quarter of the fractional Northwest Quarter of Section 7, a distance of 1323.13 feet to a point, on the center line of Getz Road, 50 feet South of the place of beginning, thence North on the center line of the Getz Road a distance of 50.0 feet to the place of beginning; and for the installation and perpetual maintenance of sewer and water line within the Northern Half of the above described real estate.

                                       Re:  Lease and Agreement
                                            Guaranty
                                            Memorandum of Lease and
                                              Agreement
                                            Assignment of Lease and
                                              Guaranty
                                            Reassignment of Lease and
                                              Guaranty
                                            Second Assignment of Lease
                                              and Guaranty
                                            Second Reassignment of Lease
                                              and Guaranty
                                            ("Lincoln West" site)


                                PARTIAL RELEASE

     In consideration of the sum of Ten Dollars ($10.00) and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, as parties to one or more of the following-described instruments, to-wit:

1.   Lease and Agreement
     (Not recorded)
     The parties to which are:
          Clinton Street Limited Partnership, as "Lessor"
                                      and
          Lincoln National Pension Insurance Company, as "Lessee"

2.   Guaranty
     (Not recorded)
     From:  Lincoln National Corporation, as "Guarantor"
     To:    Clinton Street Limited Partnership, as "Owner"

3    Memorandum of Lease and Agreement
     Recorded as Instrument No. 84-021076
     The parties to which are:
          Clinton Street Limited Partnership, as "Lessor"
                                      and
          Lincoln National Pension Insurance Company, as "Lessee"

4.   Assignment of Lease and Guaranty
     Recorded as Instrument No. 84-021078
     From:  Clinton Street Limited Partnership, as "Owner"
     To:    Clinton Holding Corporation, as "Assignee"

     Consented to by:  Lincoln National Pension Insurance Company
                                      and
                       Lincoln National Corporation

5.   Reassignment of Lease and Guaranty
     Recorded as Instrument No. 84-021080
     From:   Clinton Holding Corporation, as "Company"
     To:     The Connecticut Bank and Trust Company, National
               Association and F. W. Kawam, as "Trustees"



                       THREE RIVERS TITLE COMPANY, INC.

                             1985 NOV 19 PM 3:55
                            ALLEN COUNTY RECORDER
                              VIRGINIA L. YOUNG

    Consented to by:  Lincoln National Pension Insurance Company
                                      and
                      Lincoln National Corporation

6.  Second Assignment of Lease and Guaranty
    Recorded as Instrument No. 84-021084
    From:     Clinton Street Limited Partnership, as "Owner"
    To:       Clinton Holding Corporation, as "Assignee"

    Consented to by: Lincoln National Pension Insurance Company
                                      and
                     Lincoln National Corporation

7.  Second Reassignment of Lease and Guaranty
    Recorded as Instrument No. 84-021082
    From:     Clinton Holding Corporation, as "Company"
    To:       American States Insurance Company, as "Assignee"

    Consent to be:  Lincoln National Pension Insurance Company
                                     and
                    Lincoln National Corporation

hereby release and discharge the real estate more particularly bounded and described in Exhibit A hereto from the incumbrance and effect the above-described instruments, which instruments were corrected by that certain Correction Agreement by and among the parties hereto dated November 7, 1985, and recorded November 19, 1985, in the Office of the Recorder of Allen County, Indiana, as Instrument No. 85-34289.

    The parties hereto agree that this Partial Release may be executed in any number of counterparts and each counterpart shall for all purposes be deemed to be an original; and such counterparts shall together constitute but one and the same instrument.

    Dated this 7th day of November, 1985.

                                        CLINTON STREET LIMITED PARTNERSHIP

                                        BY:  Liberty Street Limited Partnership
                                                -84, A General Partner


                                        BY: E. DAVISSON HARDMAN, JR.
                                            ---------------------------------
                                            E. Davisson Hardman, Jr.
                                            A General Partner


                                        LINCOLN NATIONAL PENSION INSURANCE
                                          COMPANY


                                        BY: MAX ROESLER
                                            ---------------------------------
                                            Name:   Max Roesler

                                            Title:  Vice President

(SEAL)

Attest:

BY: DOLORES PRANGE
    -------------------------
    Name:  Dolores Prange

    Title:  Assistant Secretary


                                        CLINTON HOLDING CORPORATION

                                        BY:  E. DAVISSON HARDMAN, JR.
                                           ----------------------------------
                                           Name: E. Davisson Hardman, Jr.

                                           Title: President

(SEAL)

Attest:

BY: ALEXANDER J. JORDAN, JR.
   --------------------------
   Name: Alexander J. Jordan, Jr.

   Title: Assistant Secretary

                                        THE CONNECTICUT BANK AND TRUST
                                          COMPANY, NATIONAL ASSOCIATION


                                        BY: MASON M. LEMONT
                                            ---------------------------------
                                            Name: MASON M. LEMONT
                                            Title: Asst. Vice President

(SEAL)

Attest:

BY: V. KREUSCHER
    -------------------------
    Name:  V. Kreuscher

    Title:  Assistant Vice President



                                              F. W. KAWAM
                                            ---------------------------------
                                              F. W. Kawam



                                        LINCOLN NATIONAL CORPORATION

                                        BY:        MAX ROESLER
                                           ----------------------------------
                                           Name:   Max Roesler

                                           Title:  Vice President


(SEAL)

Attest:

BY:        DOLORES PRANGE
    -------------------------
    Name:  Dolores Prange

    Title: Assistant Secretary


                                        AMERICAN STATES INSURANCE COMPANY

                                        BY:       F. ERNEST BARTHEL
                                           ----------------------------------
                                           Name:  F. Ernest Barthel

                                           Title: Vice President

(SEAL)

Attest:

BY:         THOMAS M. OBER
   --------------------------
   Name:   Thomas M. Ober

   Title:  Secretary

COMMONWEALTH OF MASSACHUSETTS )
                              ) SS:
COUNTY OF SUFFOLK             )

        Before me, a Notary Public in and for said County and State, personally appeared E. Davisson Hardman, Jr., a general partner of LIBERTY STREET LIMITED PARTNERSHIP-84 a Massachusetts limited partnership, which is the general partner of CLINTON STREET LIMITED PARTNERSHIP, an Indiana limited partnership and acknowledged the execution of the foregoing instrument as such partner to be his free and voluntary act as such partner of LIBERTY STREET LIMITED PARTNERSHIP-84, and it as a general partner acting on behalf of CLINTON STREET LIMITED PARTNERSHIP.

        Witness my hand and Notarial Seal this  7th day of November, 1985.

                                   Signature   DOLORES M. ANTONINO
                                               -------------------

                                      Printed  Dolores M. Antonino
                                               -------------------
                                                   NOTARY PUBLIC


                                                (SEAL)
My commission expires:

July 25, 1991
-----------------------

STATE  OF INDIANA )
                  ) SS:
COUNTY OF ALLEN   )

        Before me, Donald F. Butler, a Notary Public, this 7th day of November, 1985, personally appeared Max Roesler and Dolores Prange, as Vice President and Assistant Secretary, respectively, of LINCOLN NATIONAL PENSION INSURANCE COMPANY, a corporation, and acknowledged the execution of the foregoing instrument as their free and voluntary act and deed and as the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned.


                                               DONALD F. BUTLER
                                              --------------------------------
                                               Donald F. Butler NOTARY PUBLIC



(SEAL)
My Commission Expires:

      May 25, 1987
--------------------------

Resident of DeKalb County, Indiana

COMMONWEALTH OF MASSACHUSETTS  )
                               ) SS:
COUNTY OF SUFFOLK              )

        Before me, a Notary Public in and for said County and State, personally appeared E. Davisson Hardman, Jr. and Alexander J. Jordan, Jr., the President and Asst. Secretary respectively, of CLINTON HOLDING CORPORATION, a corporation organized and existing under the laws of the State of Delaware, and acknowledged the execution of the foregoing instrument as such officers acting for and on behalf of said corporation.

        Witness my hand and Notarial Seal this 7th day of November, 1985.


                                Signature  DOLORES M. ANTONINO
                                         ------------------------

                                Printed  Dolores M. Antonino
                                         ------------------------
                                                   NOTARY PUBLIC
                                                     (SEAL)



My commission expires:

      July 25, 1991
----------------------

STATE OF CONNECTICUT           )
                               ) SS:
COUNTY OF HARTFORD             )

        Before me, Ruth A. Smith, a Notary Public, this 7th day of November, 1985, personally appeared Mason M. Lemont and V. Kreuscher, the ASSISTANT VICE PRESIDENT and ASSISTANT VICE PRESIDENT respectively, of THE CONNECTICUT BANK AND TRUST COMPANY, NATIONAL ASSOCIATION, who acknowledged execution of the foregoing instrument as their free and voluntary act and deed and as the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned.


                                      RUTH A. SMITH
                                  ---------------------
                                      NOTARY PUBLIC

                                           (SEAL)

My Commission Expires:

      3/3/89
----------------------


STATE OF CONNECTICUT  )
                      ) SS:
COUNTY OF HARTFORD    )

        Before me, Ruth A. Smith, a Notary Public, this 7th day of November, 1985, personally appeared F. W. Kawam who acknowledged execution of the foregoing instrument as his free and voluntary act and deed, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned.

                                             RUTH A. SMITH
                                         ---------------------
                                             NOTARY PUBLIC


My Commission Expires:

      July 25, 1987
-----------------------

STATE  OF INDIANA )
                  ) SS:
COUNTY OF ALLEN   )

        Before me, Donald F. Butler, a Notary Public, this 7th day of November, 1985, personally appeared Max Roesler and Dolores Prange, as Vice President and Assistant Secretary, respectively, of LINCOLN NATIONAL CORPORATION INSURANCE COMPANY, a corporation, and acknowledged the execution of the foregoing instrument as their free and voluntary act and deed and as the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned.

                                             Donald F. Butler
                                         --------------------------------
                                         Donald F. Butler   NOTARY PUBLIC

     (SEAL)

My Commission Expires:

      May 25, 1987
------------------------

Resident of DeKalb County, Indiana

STATE OF INDIANA   )
                   ) SS:
COUNTY OF MARION   )

        Before me, Donald F. Butler, a Notary Public, this 7th day of November, 1985, personally appeared F. Ernest Barthel and Thomas M. Ober, as Vice President and Secretary respectively, of AMERICAN STATES INSURANCE COMPANY, a corporation, and acknowledged the execution of the foregoing instrument as their free and voluntary act and deed and as the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned.


                                               DONALD F. BUTLER
                                           ---------------------------------
                                           Donald F. Butler    NOTARY PUBLIC
        (SEAL)

My Commission Expires:

      May 25, 1987
--------------------------

Resident of DeKalb County, Indiana

This instrument prepared by Donald F. Butler, Attorney, for Lincoln National Corporation, 1300 S. Clinton St., Fort Wayne, IN 46801

                                  EXHIBIT A


A part of the Fractional Northwest Quarter of Section 7, Township 30 North, Range 12 East, Allen County, Indiana, being more particularly described as follows:

Commencing at the Northwest corner of said Section 7; thence North 89 deg. 56 min. 27 sec. East, on and along the North line of said Section 7, by deed, a distance of 422.70 feet; thence South 00 deg. 03 min. 33 sec. East by deed, a distance of 145.0 feet to the South right of way line of State Road #14 (Illinois Road): thence South 00 deg. 03 min. 33 sec. East, a distance of 355.0 feet; thence North 89 deg. 56 min. 27 sec. East, a distance of 441.41 feet; thence South 25 deg. 06 min. 36 sec. West, a distance of 147.78 feet; thence South 13 deg. 27 min. 48 sec. West, a distance of 97.28 feet; thence South 28 deg. 49 min. 50 sec. East, a distance of 89.15 feet; thence South 23 deg. 07 min. 55 sec. East, a distance of 116.43 feet; thence South 67 deg. 37 min. 33 sec. East, a distance of 175.26 feet; thence South 24 deg. 31 min. 40 sec.
East, a distance of 294.38 feet; thence South 17 deg. 47 min. 02 sec. East, a distance of 117.18 feet to the Northwest corner of a 0.228 acre tract of land conveyed to Professional Building Corporation of Fort Wayne in a deed appearing at a Document #74-22292 in the Office of the Recorder of Allen County, Indiana; thence South 02 deg. 04 min. 49 sec. East, on and along the Westerly line of said 0.228 acre tract, a distance of 75.15 feet to the Southwest corner thereof; thence North 89 deg. 56 min. 19 sec. East, on and along the South line of said
0.228 acre tract, a distance of 133.98 feet to the Southeast corner thereof, said Southeast corner being a point situated on the West line of a 60 foot wide roadway and utility easement granted in Deed Record 716, pages 150-152 in the Office of the Recorder of Allen County, Indiana, said easement being known as Magnavox Way as said name was established in an instrument appearing at Document #70-9781 in the Office of the Recorder of Allen County, Indiana;
thence South 00 deg. 03 min. 32 sec. East, on and along the West line of said easement, a distance of 200.0 feet to the point of beginning; thence continuing South 00 deg. 03 min. 32 sec. East 75.00 feet; thence South 66 deg. 10 min. 20 sec. West, a distance of 1122.16 feet; thence South 89 deg. 56 min. 27 sec. West, a distance of 18.20 feet; thence North 15 deg. 16 min. 19 sec. East, a distance of 549.10 feet; thence South 89 deg. 54 min. 52 sec. East, a distance of 900.00 feet to the point of beginning, containing 6.471 acres and subject to Easements and Rights of Way of Record.